UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	July 31, 2020

Date of reporting period:	August 1, 2019 — January 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Premier Income Trust

Semiannual report
1 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PPT

Putnam
Premier Income
Trust

Semiannual report
1 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 19, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020. The spread of the coronavirus into regions beyond China unnerved investors worldwide. In late February, largely in response to this issue, stock markets experienced their worst weekly performance since the 2008 financial crisis. As often happens when stocks decline sharply, bonds provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell below 1% for the first time in history.

While this is not the first time global financial markets have encountered such turbulence, it can be unsettling for investors. Markets that are usually rational can behave irrationally at times. Throughout history, however, markets have proven remarkably resilient, routinely recovering from short-term crisis events to move higher over longer time periods. For investors, we believe the most important course of action is to remain calm, stay focused on your long-term goals, and consult with your financial advisor. At Putnam, our investment professionals have experience in all types of market conditions and remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

Thank you for investing with Putnam.

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

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Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

Effective January 30, 2018, the ICE BofA U.S. Treasury Bill Index replaced the Bloomberg Barclays Government Bond Index as the fund’s primary benchmark. In Putnam Management’s opinion, the new index is more appropriate to the fund’s flexible multisector investment approach.

* The fund’s primary benchmark (ICE BofA U.S. Treasury Bill Index) was introduced on 6/30/92, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/20. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

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Bill, how would you summarize the fund’s investment environment during the reporting period?

The U.S.–China trade conflict, signs of slowing global growth, and fears of a recession injected volatility and risk aversion into the market for risk assets during the first half of the period. However, as we moved through the final months of 2019 and into the new year, investors breathed a sigh of relief. Central banks eased monetary policies, the United States and China reached a phase-one trade deal, and the United Kingdom found a political path toward Brexit.

The United States and China are the two biggest drivers of global growth. January’s agreement marked a formal truce in the trade war between the two countries. In comments following the signing ceremony, President Trump stated that he would travel to Beijing at a later date to negotiate a broader pact. Overall, we think these developments represent a substantial improvement in the tone of trade discussions between the two countries.

In January, fresh economic risks, including heightened U.S.–Iran tensions and the coronavirus outbreak, sparked increased market volatility. “Safe haven” assets, such as U.S.

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Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/20. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Treasuries and developed-market bonds rallied as yields fell across the board and yield curves flattened. Major global central banks generally held policy rates steady. They emphasized that they will continue to monitor developments to see if further accommodation is warranted.

Within this environment, U.S. Treasury yields generally declined. The yield on the benchmark 10-year note began the period at 2.03% and ended at 1.51%. The yield curve stayed positively sloped except at the shortest maturities, with one-month and six-month yields slightly higher than 10-year yields as of January 31. In our view, this slight inversion resulted from uncertainty about the ultimate economic impact of the coronavirus.

The fund posted a solid gain for the six-month period. Which holdings and strategies aided performance?

Before I discuss performance, I think it’s important to highlight that the fund continued to invest outside the constraints of traditional fixed-income benchmarks, such as the Bloomberg Barclays U.S. Aggregate Index. Our goal is to seek what we consider to be the best investment opportunities based on risk rather than asset class. These risks include interest rate, credit, prepayment, and liquidity.

In terms of specific strategies, our interest-rate and yield-curve positioning was the biggest contributor. A negative portfolio duration in the United States early in the period helped performance as yields spiked higher in September. As the period progressed and yields stabilized, we shifted to a positive duration, which proved beneficial as rates moved lower in January. Our positioning was also helped by a flattening of the yield curve, as short-term yields rose while longer-term yields declined.

Our mortgage-credit positions also aided results, led by our synthetic exposure to commercial mortgage-backed securities [CMBS] via CMBX. CMBX is an index that

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references a basket of CMBS issued in a particular year. The fund’s allocation to the BBB-rated tranche within CMBX added the most value.

Within strategies targeting prepayment risk, holdings of agency interest-only collateralized mortgage obligations [IO CMOs] and inverse IO securities added value. Despite a substantial decline in bond yields during January, prepayment speeds of our underlying holdings remained relatively subdued.

What about detractors?

Our allocation to emerging-market [EM] debt worked against performance this period. Rising prices during the middle of the period were not enough to offset the negative impact of our exposure to bonds issued by the government of Argentina. The prices of these securities dropped sharply in August in response to surprising results from the country’s presidential primary. Later in the period, Argentine voters went on to elect a president less friendly to financial markets.

Our active currency strategy modestly detracted, hampered by a long position in the Brazilian real early in the period. In August, the real weakened substantially versus the U.S. dollar.

How did you use derivatives during the period?

We used CMBX to gain access to the CMBS market. We used credit default swaps to hedge the fund’s credit and market risks. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 1/31/20. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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risk. In addition, we used total return swaps as a hedging tool and to help manage the portfolio’s sector exposure as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your near-term outlook?

Prior to the outbreak of the coronavirus, the global economy was stabilizing, in our view. Now, however, we think global business activity is likely to slow over the near term. Although the United States isn’t completely immune to the economic impact of the epidemic, we think the influence will be modest. As efforts to control the virus take hold, we believe the global economy will rebound sharply.

Within the United States, we think the key features of the economic backdrop may continue to trend in a positive direction. The unemployment rate remains at a historic low, consumer spending during the critical holiday period appeared to be robust, and the service sector remains buoyant, in our view. U.S. gross domestic product — the value of all goods and services produced across the economy — grew 2.3% in 2019, after rising at a seasonally and inflation-adjusted annual rate of 2.1% in the fourth quarter. We think it’s likely that growth will continue near this pace during 2020.

What is your assessment of the various areas of the market in which the fund invests?

We continue to have a generally favorable outlook for mortgage credit, believing CMBX is more attractive on a relative value basis than cash bonds. We think negative sentiment toward the retail industry overstates the risk of the CMBX index. In our view, the index offers sufficient protection, even at the BBB-rated level, should the outlook for retail become more problematic.

This chart shows how the fund’s security type weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

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We have an overall positive outlook for both investment-grade and high-yield corporate credit. Although investment-grade corporate bonds appear fully valued to us, we believe the asset class will be supported by positive fundamentals and reasonable supply-and-demand dynamics.

In high yield, we think the fundamentals underlying U.S. issuers are slightly positive, buoyed by favorable corporate earnings. In our view, areas that have underperformed — such as lower-rated issuers in energy and other sectors — could rebound if economic growth remains steady and stocks continue to advance. Overall, we believe continued moderate economic growth should support growth in earnings and cash flow for corporate issuers.

Within prepayment-sensitive areas of the market, declining Treasury yields during most of 2019 triggered concern about the potential for increased residential refinancing. However, prepayment speeds for newer loans have thus far stayed within our range of expectations. Within this environment, we are focusing our selection efforts on securities backed by reverse mortgages and jumbo loan balances. We also like opportunities among loans backed by the Housing Finance Administration.

Despite concerns about global trade, EM debt benefited from accommodative central bank policy around the globe in 2019. As of January 31, 2020, we think hard-currency EM debt was trading close to fair value.

Thanks for your time and for bringing us up to date, Bill.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 1/31/20

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.68%	68.91%	5.38%	28.93%	5.21%	18.15%	5.72%	9.50%	3.76%
Market price	6.95	80.52	6.08	47.18	8.04	26.65	8.19	19.61	6.69

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 1/31/20

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
ICE BofA U.S.
Treasury Bill Index	—*	6.37%	0.62%	5.73%	1.12%	5.21%	1.71%	2.27%	1.00%
Bloomberg Barclays
Government Bond	5.80%	36.04	3.13	12.27	2.34	12.65	4.05	8.90	4.17
Index
Lipper General Bond
Funds (closed-end)	7.38	149.25	8.96	41.67	7.07	23.86	7.32	10.20	3.76
category average†

Index and Lipper results should be compared to fund performance at net asset value.

* The fund’s primary benchmark (ICE BofA U.S. Treasury Bill Index) was introduced on 6/30/92, which post-dates the inception of the fund’s class A shares.

Effective January 30, 2018, the ICE BofA U.S. Treasury Bill Index replaced the Bloomberg Barclays Government Bond Index as the fund’s primary benchmark. In Putnam Management’s opinion, the new index is more appropriate to the fund’s flexible multisector investment approach.

† Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/20, there were 45, 41, 30, 25, 15, and 3 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 1/31/20

Distributions
Number	6
Income	$0.210
Capital gains	—
Total	$0.210
Share value	NAV	Market price
7/31/19	$5.44	$5.32
1/31/20	5.43	5.46
Current dividend rate*	7.73%	7.69%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/19

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.70%	72.69%	5.62%	25.89%	4.71%	20.54%	6.43%	13.72%	5.50%
Market price	6.93	79.30	6.01	43.11	7.43	33.36	10.07	25.37	10.05

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

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Consider these risks before investing

Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

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CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding share repurchase program

In September 2019, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 356 days beginning October 10, 2019, up to 10% of the fund’s common shares outstanding as of October 9, 2019.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2020, Putnam employees had approximately $466,000,000 and the Trustees had approximately $77,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Premier Income Trust 17

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18 Premier Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Premier Income Trust 19

The fund’s portfolio 1/31/20 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (53.5%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.8%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$190,337	$211,269
5.00%, with due dates from 4/20/49 to 10/20/49	4,341,606	4,797,843
4.50%, TBA, 2/1/50	8,000,000	8,406,250
4.50%, with due dates from 10/20/49 to 1/20/50	448,876	490,651
4.00%, TBA, 2/1/50	9,000,000	9,330,469
4.00%, with due dates from 8/20/49 to 1/20/50	469,237	502,085
3.50%, with due dates from 8/20/49 to 11/20/49	790,556	831,458
3.50%, 8/20/45 [i]	2,166,912	2,272,110
		26,842,135
U.S. Government Agency Mortgage Obligations (48.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, 4/1/49	65,382	72,188
3.00%, 1/1/33 [i]	333,621	345,794
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	343,399	379,276
4.50%, 5/1/49	150,521	164,424
4.379%, 6/1/21 [i]	527,543	536,497
3.82%, 10/1/31 [i]	317,206	356,571
Uniform Mortgage-Backed Securities
5.50%, TBA, 2/1/50	5,000,000	5,390,625
4.00%, TBA, 2/1/50	64,000,000	66,855,002
3.50%, TBA, 3/1/50	99,000,000	102,186,563
3.50%, TBA, 2/1/50	99,000,000	51,617,190
3.00%, TBA, 3/1/50	10,000,000	10,219,531
3.00%, TBA, 2/1/50	27,000,000	19,431,954
2.50%, TBA, 2/1/50	16,000,000	16,126,250
		273,681,865
Total U.S. government and agency mortgage obligations (cost $299,562,445)		$300,524,000

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Inflation Index Notes 0.125%, 7/15/22 [i]	$15,659	$15,804
U.S. Treasury Notes
2.125%, 8/15/21 [i]	130,000	132,665
1.75%, 2/28/22 [i]	111,000	112,758
Total U.S. treasury obligations (cost $261,227)		$261,227

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)*	amount	Value
Agency collateralized mortgage obligations (20.8%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 19.048%, 4/15/37	$62,172	$102,907
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR)
+ 23.80%), 17.65%, 11/15/35	129,471	208,177
REMICs Ser. 4813, IO, 5.50%, 8/15/48	4,891,006	1,056,586
REMICs Ser. 4077, Class IK, IO, 5.00%, 7/15/42	3,589,310	614,131

20 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3852, Class SC, IO, ((-1 x 1 Month US LIBOR)
+ 6.65%), 4.974%, 4/15/40	$3,577,511	$391,988
REMICs IFB Ser. 4742, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 4.524%, 12/15/47	6,524,693	915,414
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,949,585	310,682
REMICs Ser. 4000, Class PI, IO, 4.50%, 1/15/42	1,066,384	153,575
REMICs Ser. 4024, Class PI, IO, 4.50%, 12/15/41	1,690,688	200,380
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.424%, 8/15/56	8,754,928	2,059,422
REMICs IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.424%, 4/15/47	2,264,567	463,689
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	3,522,453	422,694
REMICs Ser. 4425, IO, 4.00%, 1/15/45	4,214,128	566,294
REMICs Ser. 4452, Class QI, IO, 4.00%, 11/15/44	4,049,285	782,593
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	2,654,156	318,716
REMICs Ser. 4062, Class DI, IO, 4.00%, 9/15/39	2,851,864	103,565
REMICs Ser. 4604, Class QI, IO, 3.50%, 7/15/46	9,834,626	1,147,897
REMICs Ser. 4580, Class ID, IO, 3.50%, 8/15/45	6,271,301	743,425
REMICs Ser. 4560, Class PI, IO, 3.50%, 5/15/45	2,149,271	231,541
REMICs Ser. 4501, Class BI, IO, 3.50%, 10/15/43	4,031,199	246,409
REMICs Ser. 4105, Class HI, IO, 3.50%, 7/15/41	1,539,217	117,740
Strips Ser. 304, Class C37, IO, 3.50%, 12/15/27	1,494,864	107,486
REMICs Ser. 4165, Class TI, IO, 3.00%, 12/15/42	6,978,755	515,695
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	3,376,526	213,059
REMICs Ser. 4210, Class PI, IO, 3.00%, 12/15/41	1,549,932	56,371
REMICs Ser. 4510, Class HI, IO, 3.00%, 3/15/40	5,379,317	230,568
Structured Pass-Through Certificates FRB Ser. 57, Class 1AX, IO,
0.373%, 7/25/43 W	2,053,082	20,531
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	1,951	1,654
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 29.935%, 7/25/36	89,228	160,744
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 24.20%), 18.11%, 6/25/37	105,522	167,442
REMICs IFB Ser. 08-24, Class SP, ((-3.667 x 1 Month US LIBOR)
+ 23.28%), 17.193%, 2/25/38	79,041	103,557
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 15.267%, 8/25/35	71,124	95,947
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 13.076%, 11/25/34	97,096	112,854
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,993,312	849,560
REMICs Ser. 10-99, Class NI, IO, 6.00%, 9/25/40	3,856,430	772,298
REMICs Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	1,517,447	50,429
Interest Strip Ser. 374, Class 6, IO, 5.50%, 8/25/36	170,604	30,531
REMICs Ser. 15-30, IO, 5.50%, 5/25/45	6,512,989	1,305,398
Interest Strip Ser. 378, Class 19, IO, 5.00%, 6/25/35	537,398	93,932
REMICs IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR)
+ 6.45%), 4.789%, 4/25/42	2,065,117	381,421

Premier Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR)
+ 6.40%), 4.739%, 4/25/40	$1,531,782	$294,868
REMICs IFB Ser. 18-20, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 4.589%, 3/25/48	7,911,712	1,437,558
Interest Strip Ser. 366, Class 22, IO, 4.50%, 10/25/35	4,065	54
REMICs Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	822,883	160,692
REMICs Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	4,453,098	337,545
REMICs IFB Ser. 17-32, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 4.489%, 5/25/47	18,196,716	3,223,548
REMICs IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 4.489%, 10/25/41	1,485,052	66,563
REMICs IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.439%, 12/25/46	5,988,546	1,115,367
REMICs IFB Ser. 16-78, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.439%, 5/25/39	19,544,360	3,848,835
REMICs IFB Ser. 19-43, Class JS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 4.389%, 8/25/49	8,996,770	1,450,729
REMICs Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 5.95%), 4.289%, 2/25/43	4,109,242	852,668
REMICs IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 5.90%), 4.239%, 10/25/41	4,485,607	678,448
REMICs Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	3,292,799	428,064
REMICs Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	2,227,528	150,582
REMICs Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	2,968,006	304,784
REMICs Ser. 13-58, Class DI, IO, 4.00%, 6/25/43	7,558,009	1,222,298
REMICs Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	2,095,909	254,695
REMICs Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	1,778,915	193,617
REMICs Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	1,739,450	205,603
REMICs Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	4,396,126	464,719
REMICs Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	1,718,939	69,959
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,329,539	112,882
REMICs Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	2,432,182	169,725
REMICs Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	1,635,738	51,903
Grantor Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	1,492,315	31,637
REMICs Ser. 99-51, Class N, PO, zero %, 9/17/29	9,298	8,485
Government National Mortgage Association
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	1,820,484	363,241
Ser. 16-42, IO, 5.00%, 2/20/46	4,799,372	901,453
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	6,824,190	1,011,618
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	7,664,866	1,643,271
Ser. 14-76, IO, 5.00%, 5/20/44	1,867,439	371,346
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,456,475	283,867
Ser. 12-146, IO, 5.00%, 12/20/42	1,306,362	268,719
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,954,830	387,053
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,372,823	275,324
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	6,116,610	1,206,807
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	3,151,139	653,861
Ser. 17-26, Class MI, IO, 5.00%, 11/20/39	6,283,596	1,226,731
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	1,156,954	229,834

22 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 14-60, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.18%),
4.522%, 4/20/44	$8,897,032	$1,668,193
Ser. 18-94, Class AI, IO, 4.50%, 7/20/48	4,792,387	723,824
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	2,433,213	404,522
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	5,311,625	678,454
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	3,736,086	386,722
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	1,818,281	379,984
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	2,695,645	515,542
Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	3,373,092	473,818
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	2,660,833	476,465
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	541,582	59,742
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	2,390,564	428,580
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	2,727,002	325,157
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	4,334,120	796,395
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	2,440,781	423,850
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	2,723,713	487,940
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,667,622	300,672
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	1,458,280	304,985
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
4.492%, 9/20/43	1,030,964	194,234
IFB Ser. 19-96, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.442%, 8/20/49	15,394,996	2,710,905
IFB Ser. 19-83, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.442%, 7/20/49	16,025,897	2,396,993
IFB Ser. 19-110, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.392%, 9/20/49	15,919,882	2,557,188
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.392%, 8/20/49	1,094,717	136,840
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.392%, 6/20/49	1,071,243	171,399
IFB Ser. 10-90, Class ES, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
4.292%, 7/20/40	10,212,273	1,863,199
Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	2,543,710	235,293
Ser. 16-29, IO, 4.00%, 2/16/46	2,320,407	408,972
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	5,959,447	959,113
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	3,714,066	710,501
Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	3,982,158	604,018
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	3,766,091	510,343
Ser. 14-149, Class IP, IO, 4.00%, 7/16/44	10,742,342	1,672,368
Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	7,888,695	709,983
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	1,324,366	209,313
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	5,639,755	528,868
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	1,338,802	202,127
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	1,153,479	192,541
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	2,986,927	474,261
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%),
3.942%, 8/20/44	4,362,245	714,318
Ser. 17-165, Class IM, IO, 3.50%, 11/20/47	3,152,119	245,955
Ser. 17-118, Class KI, IO, 3.50%, 10/20/46	2,460,695	162,529

Premier Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	$3,174,597	$478,412
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	5,775,637	711,385
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	5,753,364	600,674
Ser. 13-76, IO, 3.50%, 5/20/43	4,853,516	721,572
Ser. 13-28, IO, 3.50%, 2/20/43	1,470,521	210,623
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	2,327,965	299,632
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	3,453,997	448,329
Ser. 13-14, IO, 3.50%, 12/20/42	7,412,295	728,777
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,500,710	193,276
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	3,114,314	534,591
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	4,018,136	688,849
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	4,602,232	736,274
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	1,819,504	318,543
Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	4,454,040	362,660
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	4,910,857	475,862
Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	3,154,359	152,037
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	7,635,093	590,345
Ser. 16-H18, Class QI, IO, 3.137%, 6/20/66 W	7,094,450	800,956
Ser. 15-H10, Class BI, IO, 2.783%, 4/20/65 W	6,109,239	520,739
Ser. 16-H09, Class BI, IO, 2.736%, 4/20/66 W	10,711,638	1,001,892
Ser. 15-H15, Class BI, IO, 2.679%, 6/20/65 W	5,310,702	470,921
Ser. 16-H17, Class KI, IO, 2.678%, 7/20/66 W	4,961,091	514,713
Ser. 17-H16, Class JI, IO, 2.636%, 8/20/67 W	19,892,163	2,660,577
Ser. 18-H15, Class KI, IO, 2.617%, 8/20/68 W	8,744,179	1,093,022
Ser. 17-H16, Class FI, IO, 2.596%, 8/20/67 W	7,545,350	829,989
Ser. 16-H23, Class NI, IO, 2.469%, 10/20/66 W	27,503,115	2,964,836
Ser. 16-H16, Class EI, IO, 2.399%, 6/20/66 W	7,301,326	752,767
Ser. 16-H22, Class AI, IO, 2.393%, 10/20/66 W	9,845,479	1,032,033
Ser. 15-H20, Class CI, IO, 2.34%, 8/20/65 W	9,121,211	874,624
Ser. 15-H24, Class AI, IO, 2.332%, 9/20/65 W	7,560,207	677,183
Ser. 17-H12, Class QI, IO, 2.314%, 5/20/67 W	8,941,561	981,766
Ser. 16-H06, Class DI, IO, 2.304%, 7/20/65	12,483,651	899,197
Ser. 17-H06, Class BI, IO, 2.28%, 2/20/67 W	10,015,527	1,095,699
Ser. 17-H16, Class IH, IO, 2.276%, 7/20/67 W	13,273,407	1,173,754
Ser. 16-H03, Class AI, IO, 2.273%, 1/20/66 W	7,990,642	689,193
Ser. 16-H02, Class HI, IO, 2.241%, 1/20/66 W	10,422,098	795,206
Ser. 16-H10, Class AI, IO, 2.189%, 4/20/66 W	17,924,411	1,169,586
Ser. 17-H08, Class NI, IO, 2.167%, 3/20/67 W	13,159,185	1,421,192
Ser. 17-H16, Class IG, IO, 2.108%, 7/20/67 W	18,132,350	1,609,246
Ser. 18-H03, Class XI, IO, 2.06%, 2/20/68 W	10,041,686	1,277,303
Ser. 17-H19, Class MI, IO, 2.049%, 4/20/67 W	5,143,947	541,658
Ser. 16-H03, Class DI, IO, 2.012%, 12/20/65 W	8,639,457	701,956
Ser. 17-H11, Class DI, IO, 1.898%, 5/20/67 W	9,382,622	996,904
Ser. 18-H05, Class AI, IO, 1.883%, 2/20/68 W	6,091,037	772,800
Ser. 15-H25, Class EI, IO, 1.883%, 10/20/65 W	7,028,108	583,333
Ser. 17-H09, IO, 1.861%, 4/20/67 W	12,225,614	1,131,750
Ser. 15-H20, Class AI, IO, 1.857%, 8/20/65 W	7,746,212	652,231
FRB Ser. 15-H08, Class CI, IO, 1.827%, 3/20/65 W	6,117,067	465,521

24 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H02, Class BI, IO, 1.804%, 1/20/67 W	$6,397,585	$751,268
Ser. 16-H06, Class CI, IO, 1.797%, 2/20/66 W	11,494,055	709,861
Ser. 15-H23, Class BI, IO, 1.773%, 9/20/65 W	9,048,117	695,800
Ser. 18-H05, Class BI, IO, 1.763%, 2/20/68 W	10,542,258	1,324,371
Ser. 16-H24, Class CI, IO, 1.724%, 10/20/66 W	6,468,774	487,881
Ser. 16-H14, IO, 1.711%, 6/20/66 W	7,476,989	520,040
Ser. 13-H08, Class CI, IO, 1.671%, 2/20/63 W	10,283,730	479,222
Ser. 14-H21, Class BI, IO, 1.568%, 10/20/64 W	10,296,785	658,994
Ser. 18-H02, Class EI, IO, 1.503%, 1/20/68 W	14,947,486	1,877,778
Ser. 15-H26, Class CI, IO, 0.355%, 8/20/65 W	16,899,416	190,963
Ser. 06-36, Class OD, PO, zero %, 7/16/36	3,456	3,014
		116,895,941
Commercial mortgage-backed securities (7.9%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	7,572,008	76
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.561%, 1/12/45 W	1,882,000	1,618,520
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	1,026,000	923,400
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	478,959	481,354
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.802%, 3/11/39 W	1,011,089	505,545
FRB Ser. 06-PW11, Class C, 5.802%, 3/11/39 (In default) † W	762,073	38,104
FRB Ser. 07-T28, Class D, 5.718%, 9/11/42 W	828,000	467,800
FRB Ser. 06-PW14, Class XW, IO, 0.498%, 12/11/38 W	1,068,071	4,424
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	77,689	1
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.933%, 12/15/47 W	1,068,000	1,081,551
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	2,275,000	2,229,950
COMM Mortgage Trust 144A
FRB Ser. 14-CR17, Class E, 5.009%, 5/10/47 W	682,000	641,080
FRB Ser. 12-CR3, Class E, 4.91%, 10/15/45 W	791,000	593,250
FRB Ser. 14-CR19, Class D, 4.905%, 8/10/47 W	773,000	794,267
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	1,755,510	1,095,811
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 1.092%, 12/15/39 W	2,179,825	10,003
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C4,
Class C, 5.91%, 9/15/39 W	26,697	26,697
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	188,114	190,421
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.914%, 4/15/50 W	1,390,000	1,362,592
GS Mortgage Securities Corp., II 144A FRB Ser. 05-GG4, Class XC, IO,
1.834%, 7/10/39 W	606,467	61
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D,
4.665%, 9/10/47 W	2,754,000	2,359,198
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.97%, 2/15/47 W	2,670,000	2,582,202
FRB Ser. 13-C14, Class E, 4.859%, 8/15/46 W	1,277,000	1,174,037

Premier Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. C14, Class D, 4.859%, 8/15/46 W	$1,265,000	$1,262,660
FRB Ser. 14-C18, Class E, 4.47%, 2/15/47 W	914,000	805,269
FRB Ser. 14-C25, Class D, 4.099%, 11/15/47 W	1,854,000	1,686,432
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	1,823,000	1,325,283
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-LC11, Class D, 4.307%, 4/15/46 W	1,312,000	1,205,225
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class E, 6.375%, 2/12/51 W	757,000	632,896
FRB Ser. 11-C3, Class F, 5.853%, 2/15/46 W	1,113,000	1,066,195
FRB Ser. 12-C6, Class E, 5.329%, 5/15/45 W	1,115,000	1,082,790
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	1,807,000	1,611,873
FRB Ser. 07-CB20, Class X1, IO, zero %, 2/12/51 W	4,311,060	43
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 6.219%, 12/15/49 W	473,964	735
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C,
5.324%, 12/12/49 W	1,100,244	876,606
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.498%, 8/15/46 W	1,900,000	988,000
FRB Ser. 13-C10, Class E, 4.217%, 7/15/46 W	2,860,000	2,662,400
FRB Ser. 13-C10, Class F, 4.217%, 7/15/46 W	1,988,000	1,717,910
Ser. 14-C17, Class E, 3.50%, 8/15/47	1,025,000	852,429
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	799,915	159,983
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	1,111,404	1,012,052
STRIPs III, Ltd. 144A Ser. 03-1A, Class N, IO, 5.00%, 3/24/20 (Cayman
Islands) (In default) † W	376,000	38
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	1,081,996	32,722
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	1,476,000	512,615
FRB Ser. 12-C4, Class D, 4.625%, 12/10/45 W	706,000	708,556
Wachovia Bank Commercial Mortgage Trust FRB Ser. 07-C34, IO,
zero %, 5/15/46 W	309,125	3
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C15,
Class G, 5.395%, 10/15/41 W	132,449	96,529
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.42%, 7/15/46 W	456,000	409,275
Ser. 14-LC16, Class D, 3.938%, 8/15/50	2,218,000	1,761,596
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	2,560,000	2,071,639
FRB Ser. 12-C9, Class E, 4.971%, 11/15/45 W	739,000	681,789
FRB Ser. 12-C10, Class D, 4.577%, 12/15/45 W	1,141,000	1,005,835
		44,409,722
Residential mortgage-backed securities (non-agency) (13.5%)
American Home Mortgage Investment Trust FRB Ser. 07-1,
Class GA1C, (1 Month US LIBOR + 0.19%), 1.982%, 5/25/47	905,096	565,073
Bear Stearns Alt-A Trust FRB Ser. 05-7, Class 21A1,
4.267%, 9/25/35 W	331,004	311,829

26 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class B1, (1 Month
US LIBOR + 3.85%), 5.511%, 10/25/29 (Bermuda)	$727,000	$726,580
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%),
1.841%, 11/25/47	1,024,651	882,726
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AR5, Class 1A1A,
4.34%, 4/25/37 W	339,903	341,271
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
(1 Month US LIBOR + 0.35%), 2.011%, 3/25/37	2,472,029	2,174,164
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
3.105%, 8/25/46	366,034	340,410
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.085%, 6/25/46	690,444	641,225
FRB Ser. 06-OA7, Class 1A1, 2.956%, 6/25/46 W	1,253,924	1,111,980
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.35%),
2.011%, 9/25/35	818,227	781,166
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
1.984%, 11/20/35	1,600,256	1,518,032
FRB Ser. 07-OH1, Class A1D, (1 Month US LIBOR + 0.21%),
1.871%, 4/25/47	776,788	659,073
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%),
1.851%, 8/25/46	651,216	618,655
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%),
1.851%, 8/25/46	854,596	794,774
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
1.851%, 8/25/46	4,367,672	3,950,890
Deutsche Alt-A Securities Mortgage Loan Trust FRB Ser. 06-AR4,
Class A2, (1 Month US LIBOR + 0.19%), 1.851%, 12/25/36	863,628	514,966
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(1 Month US LIBOR + 10.50%), 12.161%, 5/25/28	828,772	1,086,730
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 11.661%, 7/25/28	2,265,021	3,004,057
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 11.011%, 4/25/28	1,293,302	1,666,495
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 9.211%, 12/25/27	1,326,486	1,588,326
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 8.011%, 9/25/28	250,000	281,267
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1,
(1 Month US LIBOR + 4.95%), 6.611%, 7/25/29	570,000	658,609
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 5.511%, 3/25/29	640,000	684,300
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 3.961%, 9/25/30	1,679,000	1,706,593
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-HQA2, Class B2,
(1 Month US LIBOR + 0.00%), 12.911%, 4/25/49	298,000	414,581
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B2,
(1 Month US LIBOR + 11.00%), 12.661%, 10/25/48	327,000	442,335

Premier Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B2,
(1 Month US LIBOR + 10.75%), 12.542%, 1/25/49	$315,000	$432,987
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B2,
(1 Month US LIBOR + 10.50%), 12.161%, 3/25/49	252,000	344,980
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B2,
(1 Month US LIBOR + 7.75%), 9.411%, 9/25/48	389,000	465,658
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class B1,
(1 Month US LIBOR + 4.25%), 5.911%, 10/25/48	618,000	688,732
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1,
(1 Month US LIBOR + 3.90%), 5.561%, 9/25/48	420,000	461,878
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 5.361%, 12/25/30	1,500,000	1,604,911
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	685,000	729,578
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M,
4.50%, 2/25/59 W	346,000	354,287
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.442%, 1/25/49	440,000	450,249
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 4.111%, 3/25/49	460,494	467,221
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 4.011%, 2/25/49	167,000	169,113
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 3.961%, 10/25/48	304,200	309,927
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
(1 Month US LIBOR + 12.75%), 14.411%, 10/25/28	238,710	336,943
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 13.911%, 9/25/28	2,310,295	3,327,675
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 13.411%, 10/25/28	1,295,457	1,837,713
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 13.411%, 8/25/28	840,269	1,186,718
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2B,
(1 Month US LIBOR + 10.75%), 12.411%, 1/25/29	269,339	359,023
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B,
(1 Month US LIBOR + 10.25%), 11.911%, 1/25/29	69,716	92,924
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1B,
(1 Month US LIBOR + 9.25%), 10.911%, 4/25/29	398,988	518,691
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.561%, 10/25/28	2,665,124	2,888,356
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.361%, 4/25/28	3,168,291	3,517,462
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.211%, 4/25/28	420,654	447,187
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 7.161%, 9/25/29	1,459,000	1,735,158
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
(1 Month US LIBOR + 5.00%), 6.661%, 7/25/25	2,817,220	3,074,983

28 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.661%, 7/25/25	$600,592	$636,451
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 6.511%, 10/25/29	2,230,000	2,565,396
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2B1,
(1 Month US LIBOR + 4.45%), 6.111%, 5/25/30	180,000	201,530
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2B1,
(1 Month US LIBOR + 4.45%), 6.111%, 2/25/30	110,000	122,598
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1,
(1 Month US LIBOR + 4.25%), 5.911%, 1/25/31	630,000	708,409
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 5.661%, 5/25/25	58,296	62,287
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
(1 Month US LIBOR + 3.65%), 5.311%, 9/25/29	500,000	528,619
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 5.261%, 1/25/30	314,000	333,340
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1,
(1 Month US LIBOR + 3.55%), 5.211%, 7/25/30	1,772,000	1,903,707
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 4.461%, 2/25/30	281,400	289,017
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2,
(1 Month US LIBOR + 2.55%), 4.211%, 12/25/30	536,000	548,262
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2,
(1 Month US LIBOR + 2.50%), 4.161%, 5/25/30	1,300,910	1,323,380
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2,
(1 Month US LIBOR + 2.25%), 3.911%, 7/25/30	172,000	175,427
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 3.761%, 3/25/31	251,000	253,749
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1B1,
(1 Month US LIBOR + 4.10%), 5.761%, 9/25/31	578,000	619,662
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2B1,
(1 Month US LIBOR + 3.75%), 5.411%, 9/25/39	300,000	314,160
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1,
(1 Month US LIBOR + 0.00%), 4.942%, 1/25/40	459,000	464,028
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 4.111%, 7/25/31	185,000	188,081
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 3.961%, 8/25/31	283,476	286,286
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month
US LIBOR + 0.31%), 1.971%, 5/25/37	941,340	685,385
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 2.174%, 5/19/35	536,506	325,735
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 1.861%, 6/25/37	854,634	489,868
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2,
4.25%, 1/25/59	730,000	728,905
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-R4, Class 4B,
(1 Month US LIBOR + 0.23%), 2.43%, 2/26/37	775,683	705,909

Premier Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (42.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
MortgageIT Trust FRB Ser. 05-3, Class M2, (1 Month US LIBOR +
0.80%), 2.456%, 8/25/35	$238,773	$233,668
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M2, (1 Month
US LIBOR + 2.85%), 4.511%, 7/25/28 (Bermuda)	2,230,000	2,247,394
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class B1, (1 Month US LIBOR
+ 6.00%), 7.411%, 4/25/27 (Bermuda)	550,000	565,469
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 2.70%), 4.361%, 3/25/28 (Bermuda)	620,000	625,682
Structured Asset Mortgage Investments II Trust
FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%),
1.871%, 8/25/36	949,174	887,478
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
1.841%, 1/25/37	1,092,571	998,264
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.131%, 9/25/35 W	768,284	776,285
FRB Ser. 05-AR14, Class 1A2, 3.841%, 12/25/35 W	313,591	314,434
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
2.151%, 10/25/45	635,661	635,271
FRB Ser. 05-AR19, Class A1C4, (1 Month US LIBOR + 0.40%),
2.061%, 12/25/45	556,600	547,685
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 06-AR5,
Class 1A1, 5.154%, 4/25/36 W	269,107	278,525
		75,838,807
Total mortgage-backed securities (cost $238,761,829)		$237,144,470

	Principal
CORPORATE BONDS AND NOTES (25.5%)*	amount	Value
Basic materials (2.4%)
Allegheny Technologies, Inc. sr. unsec. sub. notes 5.875%, 12/1/27	$25,000	$25,496
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	459,000	502,697
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	720,000	741,600
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	105,000	107,888
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	212,000	210,876
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	498,000	523,005
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	587,000	604,610
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	547,000	567,513
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	233,000	241,668
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	195,000	213,564
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	122,000	125,717
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	315,000	322,481
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	200,000	205,250

30 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Basic materials cont.
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	$84,000	$72,870
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	136,000	130,152
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 6.75%, 12/1/27	385,000	412,347
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	140,000	138,950
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	295,000	284,675
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	65,000	66,300
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	590,000	613,600
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	441,000	474,900
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	458,000	462,580
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)	400,000	416,880
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	141,000	148,050
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	79,000	80,383
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	283,000	291,844
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	65,000	68,765
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	214,000	220,955
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	160,000	161,792
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	325,000	344,500
Novelis Corp. 144A company guaranty sr. unsec. notes
4.75%, 1/30/30	175,000	175,770
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	455,000	474,338
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	180,000	176,841
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	403,000	500,728
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)	180,000	187,650
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	110,000	113,190
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	23,000	23,374
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)	575,000	645,637
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)	325,000	355,821
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	63,000	64,881
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	354,000	369,045

Premier Income Trust 31

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Basic materials cont.
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	$225,000	$222,188
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26	90,000	89,550
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	324,000	335,340
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes
5.125%, 12/1/27	445,000	461,688
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	270,000	297,635
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	195,000	205,481
		13,481,065
Capital goods (2.2%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	757,000	784,441
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	260,000	276,394
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	250,000	253,125
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27
(Luxembourg) ‡‡	200,000	206,480
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	470,000	483,513
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 8/15/27 (Ireland)	265,000	277,919
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	125,000	132,813
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	300,000	313,456
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	240,000	241,800
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	429,000	436,516
Berry Global, Inc. 144A notes 4.50%, 2/15/26	85,000	86,275
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	48,000	51,420
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	100,000	106,500
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	175,000	184,170
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	570,000	590,720
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	347,000	410,328
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	250,000	257,463
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	408,000	428,400
Moog, Inc. 144A company guaranty sr. unsec. notes
4.25%, 12/15/27	105,000	107,641
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	215,000	219,494
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	458,000	491,252
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	250,000	268,750
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	379,000	384,734

32 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Capital goods cont.
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	$675,000	$690,086
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	585,000	599,274
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	695,000	761,025
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	230,000	240,063
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	249,000	262,695
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	1,432,000	1,544,412
TransDigm, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 11/15/27	390,000	392,399
Trivium Packaging Finance BV 144A company guaranty sr. notes
5.50%, 8/15/26 (Netherlands)	200,000	210,750
Trivium Packaging Finance BV 144A company guaranty sr. unsec.
notes 8.50%, 8/15/27 (Netherlands)	200,000	220,000
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	293,000	301,015
		12,215,323
Communication services (2.3%)
Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)	400,000	407,000
Altice France SA 144A company guaranty sr. notes 5.50%,
1/15/28 (France)	200,000	204,250
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	850,000	888,250
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	2,321,000	2,483,470
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.00%, 2/1/28	444,000	464,535
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	213,000	203,948
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	270,000	291,600
CSC Holdings, LLC 144A sr. unsec. bonds 5.75%, 1/15/30	220,000	236,504
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	314,000	317,746
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	197,000	213,509
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	85,000	90,194
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	112,000	114,800
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	15,000	15,350
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	146,000	146,044
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26	598,000	621,980
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	270,000	277,430
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	88,000	95,040
SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	200,000	213,016

Premier Income Trust 33

		Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.		amount	Value
Communication services cont.
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28		$583,000	$593,203
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26		280,000	292,222
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		964,000	1,024,144
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		420,000	440,475
Sprint Corp. 144A company guaranty sr. unsec. notes
7.25%, 2/1/28		490,000	485,100
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21		126,875	127,906
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		505,000	521,256
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		291,000	296,319
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		43,000	45,903
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		100,000	102,750
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28		326,000	346,783
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26		125,000	128,554
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		662,000	693,445
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		170,000	178,110
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	255,000	355,029
Ziggo BV 144A company guaranty sr. notes 5.50%,
1/15/27 (Netherlands)		$150,000	159,000
			13,074,865
Consumer cyclicals (4.7%)
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26		85,000	89,463
American Builders & Contractors Supply Co., Inc. 144A sr. notes
4.00%, 1/15/28		130,000	131,071
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26		135,000	143,438
Boyd Gaming Corp. 144A company guaranty sr. unsec. notes
4.75%, 12/1/27		130,000	132,925
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)		120,000	128,400
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		94,000	95,293
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		125,000	133,125
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		165,000	166,650

34 Premier Income Trust

		Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.		amount	Value
Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		$420,000	$425,250
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27		180,000	185,400
Codere Finance 2 Luxembourg SA company guaranty sr. notes
Ser. REGS, 6.75%, 11/1/21 (Luxembourg)	EUR	200,000	212,119
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		$465,000	471,929
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26		526,000	523,950
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27		553,000	517,055
eG Global Finance PLC 144A company guaranty sr. notes 6.75%,
2/7/25 (United Kingdom)		200,000	202,500
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26		50,000	54,813
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		163,000	168,534
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27		625,000	669,003
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		228,000	239,685
Garda World Security Corp. 144A sr. notes 4.625%,
2/15/27 (Canada)		50,000	49,493
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		530,000	550,977
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27		519,000	565,087
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%,
11/1/27 (Canada)		185,000	197,488
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		320,000	335,200
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		615,000	647,288
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		388,000	399,640
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26		210,372	227,202
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27		614,739	668,523
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		145,000	166,206
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		600,000	663,750
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)		75,000	80,906
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28		50,000	53,125
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R		428,000	447,260
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		591,000	605,775

Premier Income Trust 35

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Consumer cyclicals cont.
JC Penney Corp., Inc. company guaranty sr. unsec. unsub. bonds
7.40%, 4/1/37	$235,000	$74,613
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	170,000	175,950
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	195,000	198,900
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%,
perpetual maturity	132,000	130,984
L Brands, Inc. company guaranty sr. unsec. notes 7.50%,
perpetual maturity	230,000	247,106
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	180,000	202,725
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	404,000	394,910
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	255,000	256,275
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 10/15/27	80,000	82,304
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	284,000	302,460
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	100,000	105,281
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	257,000	273,705
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	380,000	397,100
Mattel, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/15/27	225,000	236,509
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	265,000	272,713
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	534,000	558,473
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	297,000	311,108
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	189,000	196,560
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	355,000	373,378
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	405,000	412,136
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	476,000	476,595
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr.
unsec. bonds 4.625%, 3/15/30	75,000	77,250
Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24	296,000	320,136
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	439,000	443,610
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	241,000	249,447
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	290,000	297,613
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A
notes 6.25%, 1/15/28	255,000	251,876

36 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Consumer cyclicals cont.
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	$264,000	$353,844
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	447,000
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	224,000	242,211
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	339,000	344,933
Scientific Games International, Inc. 144A company guaranty sr.
notes 5.00%, 10/15/25	345,000	354,819
Scotts Miracle-Gro, Co. (The) 144A sr. unsec. notes 4.50%, 10/15/29	563,000	582,001
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
bonds 5.50%, 3/1/30	255,000	260,738
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.50%, 7/1/29	310,000	333,607
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	819,000	859,950
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	665,000	688,375
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	451,000	460,584
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	125,000	129,894
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	583,000	608,506
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	410,000	421,275
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	25,000	25,641
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	250,000	249,615
Univision Communications, Inc. 144A company guaranty sr. notes
5.125%, 5/15/23	495,000	495,000
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	420,000	420,525
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	52,000	53,040
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	229,000	236,443
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	250,000	261,250
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	474,000	491,775
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	320,000	332,000
		26,321,266
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	385,000	396,550
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 4.375%, 1/15/28 (Canada)	182,000	182,437
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	225,000	225,844
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	75,000	76,986
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons,
LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	480,000	486,662
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	200,000	208,000

Premier Income Trust 37

		Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.		amount	Value
Consumer staples cont.
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27		$25,000	$27,564
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26		100,000	106,505
Europcar Mobility Group notes Ser. REGS, 4.125%,
11/15/24 (France)	EUR	160,000	168,576
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27		$125,000	131,094
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25		229,000	240,626
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		505,000	518,989
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26		737,000	766,480
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		295,000	309,013
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		295,000	303,481
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		235,000	247,563
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		350,000	369,031
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		85,000	89,250
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27		776,000	814,800
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28		265,000	283,550
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29		135,000	157,613
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28		510,000	574,337
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29		135,000	146,939
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30		75,000	78,234
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26		235,000	245,411
Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.125%, 1/15/28		50,000	52,250
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30		125,000	133,594
			7,341,379
Energy (4.6%)
Aker BP ASA 144A sr. unsec. notes 6.00%, 7/1/22 (Norway)		300,000	308,250
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)		500,000	524,375
Aker BP ASA 144A sr. unsec. notes 4.75%, 6/15/24 (Norway)		150,000	155,975
Aker BP ASA 144A sr. unsec. notes 3.75%, 1/15/30 (Norway)		265,000	268,164
Antero Midstream Partners LP/Antero Midstream Finance Corp.
144A sr. unsec. notes 5.75%, 1/15/28		245,000	190,537
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21		324,000	309,420
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22		199,000	171,638
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26		328,000	344,598
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22		268,000	262,640
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26		96,000	68,160
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22		119,000	40,460

38 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Energy cont.
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	$214,000	$268,410
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	293,000	332,174
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	995,000	1,108,667
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	368,000	289,800
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	118,000	127,145
Denbury Resources, Inc. 144A company guaranty notes
9.25%, 3/31/22	29,000	25,665
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	611,000	574,340
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	343,000	358,769
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	639,000	664,560
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	870,000	822,150
Hess Midstream Operations LP 144A company guaranty sr. unsec.
sub. notes 5.625%, 2/15/26	594,000	621,743
Hess Midstream Operations LP 144A sr. unsec. notes
5.125%, 6/15/28	236,000	243,606
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	510,000	532,950
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.00%, 2/1/28	125,000	126,993
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	159,000	145,485
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	30,000	30,225
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	97,000	98,154
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	439,000	459,853
MEG Energy Corp. 144A sr. unsec. notes 7.125%, 2/1/27 (Canada)	188,000	186,178
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	403,000	330,460
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.50%, 1/15/28	125,000	123,750
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes
7.25%, 1/15/26	125,000	124,856
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	130,000	110,175
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	124,000	63,860
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	122,000	117,120
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	218,000	163,500
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%,
5/3/22 (Indonesia)	270,000	283,824
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	422,531

Premier Income Trust 39

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Energy cont.
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	$3,117,000	$3,872,405
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	3,254,000	3,493,983
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	378,000	441,788
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	300,000	333,000
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	682,000	748,393
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	689,000	55,120
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	972,000	77,760
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	2,345,000	187,600
Petroleos Mexicanos 144A company guaranty sr. unsec. bonds
7.69%, 1/23/50 (Mexico)	931,000	1,022,797
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	116,000	110,200
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	195,000	206,934
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	188,000	165,440
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	45,000	5
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	82,000	74,210
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	99,000	90,338
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	133,000	120,771
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	211,000	208,890
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	600,000	600,000
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	80,000	88,150
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	410,000	446,900
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	100,000	101,750
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A sr. unsec. bonds 5.50%, 3/1/30	75,000	77,351
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	244,750	252,093
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	190,000	198,550
Transocean Sentry, Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	395,000	395,988
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	10,000	10,744
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	127,000	64,135
Viper Energy Partners LP 144A company guaranty sr. unsec. notes
5.375%, 11/1/27	80,000	83,400

40 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Energy cont.
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	$60,000	$69,225
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	225,000	235,688
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	100,000	100,622
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	225,000	235,125
		25,570,515
Financials (3.7%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	75,000	75,000
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A
sr. unsec. notes 6.75%, 10/15/27	190,000	200,450
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	1,438,000	2,020,390
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	369,000	419,446
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	163,000	227,385
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	148,000	165,575
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	185,000	209,050
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	175,000	199,253
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	195,000	209,869
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	578,000	634,355
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	82,000	87,125
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	225,000	253,688
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	678,000	760,208
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	125,000	134,688
Credit Acceptance Corp. 144A sr. unsec. notes 5.125%, 12/31/24	125,000	130,625
Dresdner Funding Trust I jr. unsec. sub. notes 8.151%, 6/30/31	500,000	683,125
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	200,000	273,250
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	220,000	225,500
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	170,000	190,737
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	120,000	119,400
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	250,000	280,590
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	185,000	209,920
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%,
12/1/24 (Canada)	255,000	261,056
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	210,000	217,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 5/15/26	237,000	248,774
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 5.25%, 5/15/27	150,000	150,564
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 9/15/24	150,000	153,212
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	20,000	21,895

Premier Income Trust 41

		Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.		amount	Value
Financials cont.
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB
7.70%, perpetual maturity (Italy)		$200,000	$225,425
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R		347,000	360,880
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R		349,000	350,745
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R		125,000	127,578
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance
Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R		250,000	249,503
Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97		670,000	1,021,133
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		510,000	531,675
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		115,000	118,658
Miller Homes Group Holdings PLC company guaranty sr. notes
Ser. REGS, 5.50%, 10/15/24 (United Kingdom)	GBP	175,000	239,370
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26		$110,000	122,100
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23		220,000	232,650
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 6.00%, 1/15/27		130,000	132,297
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		188,000	188,094
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		300,000	297,000
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%,
perpetual maturity (United Kingdom)		200,000	233,376
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		306,000	442,162
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		410,000	419,430
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)		235,000	248,650
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25		603,000	679,883
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 5.375%, 11/15/29		265,000	275,574
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R		330,000	344,883
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28		125,000	136,875
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23		178,000	166,208
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)		200,000	224,475
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		4,200,000	4,566,353
			20,697,982
Health care (2.2%)
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		611,000	689,666
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	270,000	301,138

42 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Health care cont.
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	$185,000	$191,629
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. bonds
5.25%, 1/30/30	100,000	101,875
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29	235,000	264,894
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28	115,000	124,561
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	370,000	380,589
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.00%, 1/30/28	100,000	101,250
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	355,000	368,029
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	270,000	275,011
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	305,000	310,349
Centene Corp. 144A sr. unsec. bonds 4.625%, 12/15/29	560,000	601,944
Centene Corp. 144A sr. unsec. notes 5.375%, 8/15/26	110,000	116,875
Centene Corp. 144A sr. unsec. notes 5.25%, 4/1/25	165,000	170,981
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	135,000	143,606
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23	899,000	916,980
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22	235,000	213,850
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	665,000	693,063
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	256,000	292,548
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	155,000	167,740
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	270,000	298,918
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	270,000	303,764
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	128,000	140,640
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	370,000	380,175
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	233,000	238,256
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	270,000	285,890
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	70,000	71,400
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	350,000	372,715
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	100,000	104,565
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	1,075,000	1,101,539
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	660,000	676,500
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	125,000	132,200
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	525,000	552,563

Premier Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	$755,000	$782,841
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	385,000	400,978
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	250,000	253,408
		12,522,930
Technology (1.0%)
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	160,000	167,800
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	230,000	236,325
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	1,275,000	1,488,858
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	483,000	507,754
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	125,000	137,188
Nutanix, Inc. cv. sr. unsec. notes zero %, 1/15/23	204,000	207,635
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	823,000	794,195
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	210,000	222,075
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	584,000	617,580
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	190,000	196,650
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	626,000	651,666
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	400,000	427,000
		5,654,726
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	502,000	507,648
		507,648
Utilities and power (1.0%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	965,000	995,156
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	135,000	142,520
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	138,000	139,725
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	135,000	137,635
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	76,000	70,662
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	152,000	149,916
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	188,000	194,129
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	380,000	378,100
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	615,000	739,368
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	206,000	222,480
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	62,000	66,650
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	320,000	344,416

44 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (25.5%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	$325,000	$352,676
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	385,000	402,389
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	260,000	280,189
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	205,000	308
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	169,000	180,408
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	165,000	169,950
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	115,000	118,329
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	65,000	66,862
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	152,000	158,080
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	369,000	383,760
		5,693,708
Total corporate bonds and notes (cost $138,960,243)		$143,081,407

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (12.0%)*		amount	Value
Angola (Republic of) 144A sr. unsec. notes 8.00%,
11/26/29 (Angola)		$2,250,000	$2,378,295
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)		385,000	175,368
Argentina (Republic of) sr. unsec. unsub. notes 4.625%,
1/11/23 (Argentina)		650,000	296,563
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		2,375,000	1,615,000
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		2,255,000	2,488,934
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)		1,370,000	1,479,600
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)		900,000	340,678
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina)		700,000	262,563
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 43.104%, 5/31/22 (Argentina)	ARS	17,110,000	184,505
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$1,990,000	753,277
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		33,333	16,918
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		2,618,000	1,008,454
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)		2,664,000	1,904,693
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		1,011,000	783,525
Costa Rica (Government of) sr. unsec. unsub. bonds Ser. REGS,
7.00%, 4/4/44 (Costa Rica)		220,000	233,090
Costa Rica (Government of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 2/19/31 (Costa Rica)		629,000	669,099

Premier Income Trust 45

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (12.0%)* cont.		amount	Value
Dominican (Republic of) sr. unsec. unsub. notes 7.50%, 5/6/21
(Dominican Republic)		$116,667	$120,750
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		588,000	712,950
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		1,405,000	1,598,188
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%,
7/19/28 (Dominican Republic)		1,650,000	1,829,025
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%,
1/25/27 (Dominican Republic)		308,000	338,030
Dominican (Republic of) 144A sr. unsec. notes 4.50%, 1/30/30
(Dominican Republic)		1,420,000	1,418,580
Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		1,650,000	1,765,500
Ecuador (Republic of) 144A sr. unsec. notes 9.50%,
3/27/30 (Ecuador)		1,400,000	1,204,975
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.053%,
1/15/32 (Egypt)		2,450,000	2,612,362
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 6.125%,
1/31/22 (Egypt)		635,000	665,950
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 5.577%,
2/21/23 (Egypt)		560,000	588,006
Egypt (Arab Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
6/11/25 (Egypt)		880,000	951,482
Egypt (Arab Republic of) 144A sr. unsec. bonds 7.053%,
1/15/32 (Egypt)		1,030,000	1,095,982
Egypt (Arab Republic of) 144A sr. unsec. notes 4.55%,
11/20/23 (Egypt)		900,000	924,408
El Salvador (Republic of) sr. unsec. unsub. bonds Ser. REGS,
7.625%, 2/1/41 (El Salvador)		475,000	552,188
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
1/18/27 (El Salvador)		140,000	153,300
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		700,000	750,750
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	1,502,000	1,840,301
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		$2,370,000	2,654,424
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%,
1/15/25 (Indonesia)		760,000	820,804
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		300,000	336,004
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		1,555,000	2,165,244
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		1,265,000	1,397,824
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		1,355,000	1,402,421
Ivory Coast (Government of) sr. unsec. unsub. bonds Ser. REGS,
5.75%, 12/31/32 (Ivory Coast)		846,450	843,276
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		4,525,000	4,638,125

46 Premier Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (12.0%)* cont.		amount	Value
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%,
3/3/28 (Ivory Coast)		$630,000	$678,819
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		300,000	315,375
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
3/13/28 (Senegal)	EUR	140,000	165,324
Ivory Coast (Republic of) 144A sr. unsec. unsub. bonds 5.25%,
3/22/30 (Ivory Coast)	EUR	760,000	874,469
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%,
3/15/39 (Jamaica)		$127,000	174,625
Jamaica (Government of) sr. unsec. unsub. notes 6.75%,
4/28/28 (Jamaica)		230,000	272,897
Oman (Sultanate of) sr. unsec. bonds Ser. REGS, 6.75%,
1/17/48 (Oman)		840,000	836,816
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%,
8/1/29 (Oman)		1,730,000	1,810,722
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%,
3/13/48 (Senegal)		3,900,000	3,992,625
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		2,305,000	2,457,706
South Africa (Republic of) sr. unsec. unsub. bonds 6.30%, 6/22/48
(South Africa)		700,000	745,098
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25
(South Africa)		830,000	916,113
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)		805,000	841,629
United Mexican States sr. unsec. notes 4.00%, 10/2/23 (Mexico)		1,040,000	1,104,262
United Mexican States sr. unsec. unsub. bonds 3.25%,
4/16/30 (Mexico)		3,340,000	3,398,450
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)		650,000	79,625
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †		1,652,000	198,240
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25
(Venezuela) (In default) †		439,000	52,680
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †		2,674,000	320,880
Total foreign government and agency bonds and notes (cost $72,500,326)			$67,207,766

	Principal
CONVERTIBLE BONDS AND NOTES (3.9%)*	amount	Value
Capital goods (0.1%)
Fortive Corp. 144A cv. company guaranty sr. unsec. notes
0.875%, 2/15/22	$425,000	$427,771
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22	309,000	316,286
		744,057
Communication services (0.3%)
8x8, Inc. 144A cv. sr. unsec. notes 0.50%, 2/1/24	191,000	192,519
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	622,000	603,759
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46	404,000	584,681
Vonage Holdings Corp. 144A cv. sr. unsec. notes 1.75%, 6/1/24	200,000	189,719
		1,570,678

Premier Income Trust 47

	Principal
CONVERTIBLE BONDS AND NOTES (3.9%)* cont.	amount	Value
Consumer cyclicals (0.6%)
FTI Consulting, Inc. cv. sr. unsec. notes 2.00%, 8/15/23	$216,000	$284,824
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22	47,000	37,175
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	254,000	342,296
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23	196,000	263,090
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds
2.75%, 12/1/49	166,000	173,189
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	425,000	505,432
Marriott Vacations Worldwide Corp. cv. sr. unsec. notes
1.50%, 9/15/22	261,000	272,237
Priceline Group, Inc. (The) cv. sr. unsec. bonds 0.90%, 9/15/21	497,000	546,997
RH 144A cv. sr. unsec. notes zero %, 9/15/24	274,000	318,879
Square, Inc. cv. sr. unsec. notes 0.50%, 5/15/23	230,000	277,632
Winnebago Industries, Inc. 144A cv. sr. unsec. notes 1.50%, 4/1/25	128,000	141,094
		3,162,845
Consumer staples (0.3%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.125%, 3/15/25	328,000	350,205
Etsy, Inc. 144A cv. sr. unsec. notes 0.125%, 10/1/26	270,000	252,222
IAC Financeco 2, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 6/15/26	490,000	539,051
Wayfair, Inc. cv. sr. unsec. notes 1.125%, 11/1/24	231,000	245,726
Zillow Group, Inc. 144A cv. sr. unsec. sub. notes 1.375%, 9/1/26	352,000	436,260
		1,823,464
Energy (0.1%)
CHC Group, LLC/CHC Finance, Ltd. cv. notes Ser. AI, zero %,
10/1/20, (acquired 2/2/17, cost $58,386) ∆∆	84,334	16,867
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23	79,000	55,524
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes
0.50%, 1/30/23	215,000	180,766
		253,157
Financials (0.2%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23, R	222,000	238,600
Encore Capital Group, Inc. cv. company guaranty sr. unsec. unsub.
notes 3.25%, 3/15/22	183,000	185,289
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22, R	194,000	271,572
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23	272,000	292,400
Redfin Corp. cv. sr. unsec. notes 1.75%, 7/15/23	112,000	120,087
		1,107,948
Health care (0.5%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24	220,000	233,404
CONMED Corp. cv. sr. unsec. notes 2.625%, 2/1/24	141,000	180,833
DexCom, Inc. cv. sr. unsec. unsub. notes 0.75%, 12/1/23	273,000	433,217
Exact Sciences Corp. cv. sr. unsec. notes 0.375%, 3/15/27	310,000	348,750
Illumina, Inc. cv. sr. unsec. notes zero %, 8/15/23	90,000	94,500
Insulet Corp. 144A cv. sr. unsec. notes 0.375%, 9/1/26	156,000	174,895
Ironwood Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.75%, 6/15/24	116,000	129,920

48 Premier Income Trust

	Principal
CONVERTIBLE BONDS AND NOTES (3.9%)* cont.	amount	Value
Health care cont.
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes
1.50%, 8/15/24, (Ireland)	$218,000	$217,174
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24	150,000	216,939
Pacira Pharmaceuticals, Inc./Delaware cv. sr. unsec. sub. notes
2.375%, 4/1/22	158,000	162,049
Supernus Pharmaceuticals, Inc. cv. sr. unsec. notes 0.625%, 4/1/23	192,000	174,549
Tabula Rasa HealthCare, Inc. 144A cv. sr. unsec. sub. notes
1.75%, 2/15/26	157,000	173,484
Teladoc Health, Inc. cv. sr. unsec. notes 1.375%, 5/15/25	127,000	257,354
		2,797,068
Technology (1.7%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	431,000	496,675
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.375%, 9/1/27	247,000	253,061
Blackline, Inc. 144A cv. sr. unsec. notes 0.125%, 8/1/24	112,000	120,667
Cree, Inc. cv. sr. unsec. notes 0.875%, 9/1/23	218,000	231,625
CyberArk Software, Ltd. 144A cv. sr. unsec. notes zero %,
11/15/24, (Israel)	168,000	187,642
DocuSign, Inc. cv. sr. unsec. notes 0.50%, 9/15/23	224,000	287,684
Envestnet, Inc. cv. sr. unsec. notes 1.75%, 6/1/23	227,000	292,003
Five9, Inc. cv. sr. unsec. notes 0.125%, 5/1/23	76,000	137,979
Guidewire Software, Inc. cv. sr. unsec. sub. notes 1.25%, 3/15/25	145,000	172,682
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21	243,000	351,801
j2 Global, Inc. 144A cv. sr. unsec. notes 1.75%, 11/1/26	168,000	172,620
LivePerson, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/24	107,000	136,047
Lumentum Holdings, Inc. cv. sr. unsec. unsub. notes
0.25%, 3/15/24	185,000	261,284
Lumentum Holdings, Inc. 144A cv. sr. unsec. notes 0.50%, 12/15/26	168,000	177,683
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27	228,000	306,695
New Relic, Inc. cv. sr. unsec. notes 0.50%, 5/1/23	162,000	158,471
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25	335,000	386,026
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23	425,000	567,312
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.75%, 7/1/23	496,000	551,068
Pluralsight, Inc. 144A cv. sr. unsec. notes 0.375%, 3/1/24	227,000	203,916
Proofpoint, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 8/15/24	274,000	292,576
Q2 Holdings, Inc. 144A cv. sr. unsec. unsub. notes 0.75%, 6/1/26	185,000	221,878
Rapid7, Inc. cv. sr. unsec. notes 1.25%, 8/1/23	74,000	114,561
RealPage, Inc. cv. sr. unsec. notes 1.50%, 11/15/22	79,000	116,905
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/15/23	77,000	194,441
SailPoint Technologies Holding, Inc. 144A cv. sr. unsec. notes
0.125%, 9/15/24	133,000	149,212
Silicon Laboratories, Inc. cv. sr. unsec. notes 1.375%, 3/1/22	105,000	126,263
Snap, Inc. 144A cv. sr. unsec. notes 0.75%, 8/1/26	223,000	248,214
Splunk, Inc. cv. sr. unsec. notes 1.125%, 9/15/25	585,000	736,734
Twilio, Inc. cv. sr. unsec. notes 0.25%, 6/1/23, (acquired 12/24/19,
cost $114,280) ∆∆	73,000	133,727
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21	337,000	329,139
Verint Systems, Inc. cv. sr. unsec. notes 1.50%, 6/1/21	195,000	213,093
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	239,000	296,063

Premier Income Trust 49

	Principal
CONVERTIBLE BONDS AND NOTES (3.9%)* cont.	amount	Value
Technology cont.
Wix.com, Ltd. cv. sr. unsec. notes zero %, 7/1/23, (Israel)	$200,000	$246,961
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22	172,000	235,827
Zendesk, Inc. cv. sr. unsec. notes 0.25%, 3/15/23	265,000	393,971
Zynga, Inc. 144A cv. sr. unsec. notes 0.25%, 6/1/24	214,000	218,850
		9,721,356
Transportation (—%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24	173,000	164,420
		164,420
Utilities and power (0.1%)
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48	281,000	308,610
		308,610
Total convertible bonds and notes (cost $20,393,866)		$21,653,603

PURCHASED SWAP OPTIONS OUTSTANDING (3.5%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
2.785/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785	$8,145,400	$1,572,795
2.3075/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075	3,515,900	623,756
(2.785)/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785	8,145,400	319,463
(2.3075)/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075	3,515,900	124,217
Citibank, N.A.
1.629/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629	16,442,700	358,615
1.996/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996	16,442,700	346,941
1.316/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316	84,856,600	166,319
(1.316)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316	84,856,600	136,619
(1.996)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996	16,442,700	110,331
(1.629)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629	16,442,700	99,314
(2.18775)/3 month USD-LIBOR-BBA/Mar-25	Mar-20/2.18775	51,694,400	13,957
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988	7,048,900	839,594
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988	7,048,900	182,637
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983	12,300,800	126,821
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795	6,980,300	754,221
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575	6,980,300	738,516
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575	6,980,300	196,705
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795	6,980,300	190,492
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	6,990,700	1,961,522
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	6,990,700	1,961,101
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00	6,990,700	1,955,788
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75	6,990,700	1,669,239
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725	13,275,300	1,601,267
2.764/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764	13,275,300	1,592,638
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	8,725,000	465,741
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	8,725,000	398,994

50 Premier Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (3.5%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Morgan Stanley & Co. International PLC cont.
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904		$5,271,800	$26,886
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725		13,275,300	19,647
(2.764)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764		13,275,300	18,851
UBS AG
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	13,220,400	311,276
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	13,220,400	300,719
1.5025/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		$88,250,900	265,635
(1.5025)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025		88,250,900	70,601
Total purchased swap options outstanding (cost $13,662,575)				$19,521,218

	Principal
SENIOR LOANS (3.3%)*c	amount	Value
Basic materials (0.3%)
Alpha 3 BV bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 3.00%), 4.945%, 1/31/24	$282,571	$282,453
Diamond BC BV bank term loan FRN (BBA LIBOR USD 3 Month
+ 3.00%), 4.777%, 9/6/24	71,398	69,256
Messer Industries USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.445%, 3/1/26	237,369	237,270
Pisces Midco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.75%), 5.434%, 4/12/25	109,444	108,852
PQ Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.50%), 4.277%, 2/8/25	76,158	76,269
Solenis International LP bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.909%, 6/26/25	149,620	147,625
Solenis International, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 8.50%), 10.831%, 6/26/26	127,000	120,968
Solenis International, LLC bank term loan FRN (1 Month US LIBOR
+ 4.00%), 5.655%, 6/26/25	170,000	187,596
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.699%, 10/1/25	412,071	411,659
		1,641,948
Capital goods (0.7%)
Berry Global, Inc. bank term loan FRN Ser. Y, (BBA LIBOR USD
3 Month + 2.00%), 3.899%, 7/1/26	432,825	434,809
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.084%, 4/3/24	791,043	784,369
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.395%, 3/31/24	170,543	169,904
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.00%), 4.645%, 5/31/25	859,917	858,197
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.395%, 2/5/23	314,462	314,953
Staples, Inc. bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.655%, 4/12/26	388,050	379,966
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.645%, 3/28/25	499,098	489,365
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 5.645%, 11/15/23	455,000	454,242
		3,885,805

Premier Income Trust 51

	Principal
SENIOR LOANS (3.3%)*c cont.	amount	Value
Communication services (0.6%)
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 3.926%, 1/15/26	$402,965	$403,972
Asurion, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD 3 Month
+ 3.00%), 4.645%, 11/3/24	342,631	343,059
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, (BBA
LIBOR USD 3 Month + 3.75%), 5.682%, 11/27/23	615,000	611,156
Sprint Communications, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 4.688%, 2/3/24	1,749,759	1,723,513
		3,081,700
Consumer cyclicals (1.0%)
Clear Channel Outdoor Holdings, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.145%, 8/21/26	189,525	190,236
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	377,975	378,092
Diamond Sports Group, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 4.91%, 8/24/26	214,463	213,497
Garda World Security Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.75%), 6.69%, 10/23/26	182,072	183,119
Golden Nugget, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.401%, 10/4/23	193,268	193,469
Gray Television, Inc. bank term loan FRN Ser. C, (BBA LIBOR USD
3 Month + 2.50%), 4.281%, 11/2/25	179,322	180,031
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 5.655%, 5/1/26	241,089	241,491
iHeartCommunications, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.00%), 4.66%, 4/29/26	110,000	110,321
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 10.91%, 5/21/24	434,761	156,514
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 6.66%, 10/16/23	168,025	121,818
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.17%, 11/6/24	976,883	977,799
Nexstar Broadcasting, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.405%, 9/19/26	319,200	320,597
PetSmart, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 5.67%, 3/11/22	211,749	211,176
Refinitiv US Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 4.895%, 10/1/25	713,790	720,571
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.688%, 2/28/26	220,000	176,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 4.938%, 2/28/25	519,039	480,111
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.395%, 8/14/24	139,291	139,030
Talbots, Inc. (The) bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 7.00%), 8.645%, 11/28/22	227,031	224,193
Terrier Media Buyer, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 4.25%), 5.99%, 12/17/26	217,000	218,628
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 6.945%, 5/30/26	164,588	148,746
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.645%, 7/24/24	240,907	239,702
		5,825,141

52 Premier Income Trust

	Principal
SENIOR LOANS (3.3%)*c cont.	amount	Value
Consumer staples (0.5%)
Albertson’s, LLC bank term loan FRN Ser. B7, (BBA LIBOR USD
3 Month + 2.75%), 4.395%, 11/17/25	$94,833	$94,833
Ascend Learning, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.645%, 7/12/24	608,951	610,474
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.088%, 6/21/24	881,858	880,755
CEC Entertainment, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 6.50%), 8.145%, 8/30/26	608,475	581,854
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.384%, 2/5/25	223,295	223,481
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.409%, 9/7/23	206,313	160,114
		2,551,511
Energy (0.1%)
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.40%, 12/31/22	94,000	84,718
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.395%, 4/16/21	12,488	10,974
Lower Cadence Holdings, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 4.00%), 5.645%, 5/22/26	212,930	207,252
		302,944
Financials (—%)
HUB International, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 5.927%, 4/25/25	100,000	100,583
		100,583
Health care (—%)
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.25%), 4.905%, 6/1/25	258,308	254,972
		254,972
Technology (0.1%)
Kronos, Inc./MA bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/1/23	114,964	115,395
Plantronics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 4.145%, 7/2/25	371,893	356,862
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 4.763%, 11/3/23	138,937	133,345
		605,602
Transportation (—%)
Genesee & Wyoming, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 2.00%), 3.774%, 11/5/26	150,000	151,031
		151,031
Total senior loans (cost $18,894,816)		$18,401,237

	Principal
ASSET-BACKED SECURITIES (1.8%)*	amount	Value
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.511%, 11/25/51	$303,333	$303,333
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.461%, 6/25/52	366,000	366,000

Premier Income Trust 53

	Principal
ASSET-BACKED SECURITIES (1.8%)* cont.	amount	Value
Nationstar HECM Loan Trust 144A Ser. 19-2A, Class M4,
5.682%, 11/26/29 W	$1,195,000	$1,191,720
RMF Buyout Issuance Trust 144A Ser. 19-1, Class M5,
6.00%, 7/25/29 W	544,000	541,231
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.409%, 10/24/20	1,177,000	1,177,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.359%, 9/24/20	2,722,000	2,722,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.359%, 6/24/20	2,770,000	2,770,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.311%, 8/25/52	770,000	770,000
Total asset-backed securities (cost $9,835,075)		$9,841,284

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Barclays Bank PLC
GBP/USD (Call)	Apr-20/$1.34	$9,396,645	GBP	7,115,975	$61,050
Citibank, N.A.
GBP/USD (Call)	Apr-20/1.34	9,396,645	GBP	7,115,975	64,470
Goldman Sachs International
EUR/NOK (Put)	Apr-20/NOK 9.60	14,038,355	EUR	12,658,000	1,081
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Feb-20/$101.70	158,000,000		$158,000,000	939,942
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Put)	Feb-20/102.97	20,000,000		20,000,000	1,560
USD/JPY (Put)	Apr-20/JPY 107.00	23,606,300		23,606,300	180,612
USD/JPY (Put)	Apr-20/JPY 101.00	23,606,300		23,606,300	27,053
UBS AG
GBP/USD (Call)	Apr-20/$41.34	9,396,645	GBP	7,115,975	64,470
USD/JPY (Put)	Apr-20/JPY 107.00	23,606,300		$23,606,300	170,107
USD/JPY (Put)	Apr-20/JPY 101.00	23,606,300		23,606,300	24,220
Total purchased options outstanding (cost $926,645)					$1,534,565

COMMON STOCKS (0.1%)*	Shares	Value
Advanz Pharma Corp., Ltd. (Canada) †	1,070	$6,538
CHC Group, LLC (acquired 3/23/17, cost $23,780) † ∆∆	1,640	410
Clear Channel Outdoor Holdings, Inc. †	35,498	96,910
iHeartMedia, Inc. Class A †	15,096	266,897
MWO Holdings, LLC (Units) F	169	5,717
Nine Point Energy F	1,515	3,030
Tervita Corp. (Canada) †	449	2,514
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	21,073	21,073
Tribune Media Co. Class 1C	92,963	51,130
Total common stocks (cost $1,048,296)		$454,219

54 Premier Income Trust

PREFERRED STOCKS (0.1%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	16,265	$433,462
Total preferred stocks (cost $412,195)		$433,462

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Nine Point Energy 6.75% cv. pfd. F	32	$6,400
Total convertible preferred stocks (cost $32,000)		$6,400

	Principal amount/
SHORT-TERM INVESTMENTS (11.1%)*		shares	Value
Putnam Short Term Investment Fund 1.70% L	Shares	36,409,973	$36,409,973
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.52% P	Shares	1,708,000	1,708,000
U.S. Treasury Bills 1.873%, 3/12/20 # ∆		$6,643,000	6,632,244
U.S. Treasury Bills 1.655%, 2/20/20 ∆		246,000	245,829
U.S. Treasury Bills 1.649%, 4/2/20 ∆ §		5,749,000	5,734,773
U.S. Treasury Bills 1.635%, 4/9/20 ∆ §		1,493,000	1,488,798
U.S. Treasury Bills 1.581%, 6/18/20 §		1,131,000	1,124,584
U.S. Treasury Bills 1.580%, 4/16/20 # ∆ §		757,000	754,658
U.S. Treasury Bills 1.573%, 5/21/20 ∆ §		3,115,000	3,100,732
U.S. Treasury Bills 1.563%, 6/11/20 ∆ §		3,995,000	3,973,417
U.S. Treasury Bills 1.560%, 6/4/20 ∆ §		738,000	734,211
U.S. Treasury Bills zero%, 7/16/20 [i]		304,000	301,842
Total short-term investments (cost $62,203,172)			$62,209,061

TOTAL INVESTMENTS
Total investments (cost $877,454,710)	$882,273,919

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Premier Income Trust 55

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2019 through January 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $561,812,489.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $151,004, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $112,796 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $8,537,566 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $8,910,411 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

56 Premier Income Trust

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $465,546,745 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	87.9%	Senegal	0.8%
Brazil	1.5	Mexico	0.7
Indonesia	1.1	Canada	0.6
Dominican Republic	0.9	Russia	0.5
Ivory Coast	0.8	Bermuda	0.5
Argentina	0.8	Other	3.1
Egypt	0.8	Total	100.0%

FORWARD CURRENCY CONTRACTS at 1/31/20 (aggregate face value $169,131,341) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/20	$1,157,119	$1,183,948	$(26,829)
	Brazilian Real	Buy	2/4/20	4,468,033	4,632,813	(164,780)
	Brazilian Real	Sell	2/4/20	4,468,033	4,572,745	104,712
	British Pound	Buy	3/18/20	1,218,105	1,182,437	35,668
	Canadian Dollar	Sell	4/15/20	609,927	621,965	12,038
	Chinese Yuan (Offshore)	Buy	5/20/20	2,324,306	2,324,608	(302)
	Czech Koruna	Buy	3/18/20	783,109	774,440	8,669
	Euro	Buy	3/18/20	618,704	618,063	641
	Hong Kong Dollar	Sell	5/20/20	2,358,106	2,359,054	948
	Japanese Yen	Sell	2/19/20	1,189,509	1,179,975	(9,534)
	Mexican Peso	Buy	4/15/20	2,329,914	2,332,468	(2,554)
	New Taiwan Dollar	Sell	5/20/20	2,333,905	2,328,512	(5,393)
	Norwegian Krone	Buy	3/18/20	320,060	320,841	(781)
	Swedish Krona	Sell	3/18/20	1,804,416	1,829,192	24,776
Barclays Bank PLC
	Australian Dollar	Sell	4/15/20	1,149,478	1,180,743	31,265
	Euro	Sell	3/18/20	62,271	62,496	225
	New Zealand Dollar	Sell	4/15/20	577,509	590,592	13,083
	Norwegian Krone	Buy	3/18/20	2,886,230	2,821,437	64,793

Premier Income Trust 57

FORWARD CURRENCY CONTRACTS at 1/31/20 (aggregate face value $169,131,341) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	Barclays Bank PLC cont.
	Russian Ruble	Buy	3/18/20	$2,298,047	$2,306,645	$(8,598)
	Swedish Krona	Sell	3/18/20	576,453	590,550	14,097
Citibank, N.A.
	Brazilian Real	Buy	2/4/20	113,365	115,976	(2,611)
	Brazilian Real	Sell	2/4/20	113,366	116,455	3,089
	Euro	Sell	3/18/20	2,423,221	2,431,301	8,080
	Mexican Peso	Buy	4/15/20	1,164,546	1,164,749	(203)
	New Zealand Dollar	Sell	4/15/20	2,325,178	2,326,472	1,294
	Credit Suisse International
	Australian Dollar	Buy	4/15/20	574,571	593,116	(18,545)
	Euro	Buy	3/18/20	586,568	588,657	(2,089)
	Goldman Sachs International
	Australian Dollar	Buy	4/15/20	442,592	457,126	(14,534)
	Brazilian Real	Buy	2/4/20	2,262,201	2,311,975	(49,774)
	Brazilian Real	Sell	2/4/20	2,262,201	2,342,592	80,391
	British Pound	Sell	3/18/20	1,951,956	1,916,364	(35,592)
	Chinese Yuan (Offshore)	Buy	5/20/20	2,324,292	2,325,388	(1,096)
	Euro	Sell	3/18/20	348,382	349,615	1,233
	Japanese Yen	Sell	2/19/20	592,430	586,787	(5,643)
	New Taiwan Dollar	Sell	5/20/20	2,333,901	2,325,848	(8,053)
	New Zealand Dollar	Sell	4/15/20	1,151,008	1,180,815	29,807
	Norwegian Krone	Buy	3/18/20	4,732,551	4,731,388	1,163
	Russian Ruble	Buy	3/18/20	4,546,364	4,712,478	(166,114)
	Swedish Krona	Sell	3/18/20	2,252,302	2,262,812	10,510
	HSBC Bank USA, National Association
	British Pound	Sell	3/18/20	1,952,353	1,917,109	(35,244)
	Euro	Sell	3/18/20	1,115,758	1,120,965	5,207
	Hong Kong Dollar	Sell	5/20/20	3,537,178	3,537,669	491
	Japanese Yen	Sell	2/19/20	1,101,688	1,102,083	395
	Norwegian Krone	Sell	3/18/20	874,854	902,119	27,265
	Swedish Krona	Sell	3/18/20	3,158,804	3,167,366	8,562
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/20	1,112,947	1,137,438	(24,491)
	British Pound	Buy	3/18/20	696,702	689,149	7,553
	Euro	Buy	3/18/20	13,145,683	13,218,356	(72,673)
	Japanese Yen	Sell	2/19/20	298,731	294,433	(4,298)
	New Zealand Dollar	Sell	4/15/20	2,474,958	2,493,174	18,216
	Norwegian Krone	Sell	3/18/20	2,827	2,721	(106)
	Singapore Dollar	Sell	5/20/20	4,674,622	4,674,590	(32)
	Swedish Krona	Sell	3/18/20	896,645	889,577	(7,068)
	Swiss Franc	Buy	3/18/20	96,426	93,523	2,903
	NatWest Markets PLC
	Australian Dollar	Buy	4/15/20	432,001	442,991	(10,990)
	British Pound	Buy	3/18/20	1,188,757	1,165,408	23,349

58 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 1/31/20 (aggregate face value $169,131,341) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	NatWest Markets PLC cont.
	Canadian Dollar	Sell	4/15/20	$580,685	$586,876	$6,191
	Euro	Buy	3/18/20	288,781	290,724	(1,943)
	New Zealand Dollar	Buy	4/15/20	859,859	871,339	(11,480)
	Norwegian Krone	Buy	3/18/20	3,477,406	3,488,070	(10,664)
	Swedish Krona	Sell	3/18/20	1,768,007	1,791,913	23,906
	State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/20	1,712,923	1,797,733	84,810
	British Pound	Sell	3/18/20	3,224,132	3,202,737	(21,395)
	Canadian Dollar	Sell	4/15/20	6,998,675	7,047,747	49,072
	Euro	Sell	3/18/20	683,088	652,956	(30,132)
	Hong Kong Dollar	Sell	5/20/20	4,716,224	4,717,531	1,307
	Japanese Yen	Sell	2/19/20	6,710,777	6,704,998	(5,779)
	New Zealand Dollar	Buy	4/15/20	2,058,291	2,119,258	(60,967)
	Norwegian Krone	Buy	3/18/20	1,757,645	1,725,739	31,906
	Swedish Krona	Sell	3/18/20	6,939,036	7,053,112	114,076
	Swiss Franc	Buy	3/18/20	234,193	232,717	1,476
	Toronto-Dominion Bank
	Canadian Dollar	Sell	4/15/20	1,098,202	1,119,930	21,728
	Euro	Buy	3/18/20	588,236	590,393	(2,157)
	Hong Kong Dollar	Sell	5/20/20	1,179,046	1,179,170	124
	Swedish Krona	Sell	3/18/20	1,162,534	1,177,319	14,785
UBS AG
	Australian Dollar	Sell	4/15/20	3,624,854	3,738,987	114,133
	British Pound	Sell	3/18/20	1,193,780	1,181,031	(12,749)
	Euro	Sell	3/18/20	2,450,464	2,458,668	8,204
	Hong Kong Dollar	Sell	5/20/20	2,358,119	2,359,050	931
	Japanese Yen	Sell	2/19/20	286,581	295,701	9,120
	Mexican Peso	Buy	4/15/20	1,165,373	1,169,565	(4,192)
	New Zealand Dollar	Buy	4/15/20	2,132,761	2,200,627	(67,866)
	Norwegian Krone	Sell	3/18/20	575,671	579,132	3,461
	Swedish Krona	Sell	3/18/20	1,740,497	1,756,395	15,898
	WestPac Banking Corp.
	British Pound	Sell	3/18/20	598,344	592,199	(6,145)
	Euro	Buy	3/18/20	1,179,363	1,182,469	(3,106)
	Euro	Sell	3/18/20	1,178,362	1,183,414	5,052
	New Zealand Dollar	Buy	4/15/20	576,345	581,732	(5,387)
	Unrealized appreciation					1,046,603
	Unrealized (depreciation)					(921,889)
Total						$124,714

* The exchange currency for all contracts listed is the United States Dollar.

Premier Income Trust 59

FUTURES CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Schatz 2 yr (Short)	87	$10,814,785	$10,814,780	Mar-20	$(13,199)
U.S. Treasury Bond Ultra 30 yr (Long)	19	3,680,063	3,680,063	Mar-20	112,176
U.S. Treasury Note 2 yr (Long)	90	19,472,344	19,472,344	Mar-20	63,782
U.S. Treasury Note 5 yr (Short)	187	22,499,899	22,499,899	Mar-20	(240,015)
Unrealized appreciation					175,958
Unrealized (depreciation)					(253,214)
Total					$(77,256)

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/20 (premiums $14,759,307) (Unaudited)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Citibank, N.A.
1.999/3 month USD-LIBOR-BBA/Mar-25	Mar-20/1.999		$25,847,200	$17,576
1.805/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		16,442,700	202,081
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		8,485,700	528,150
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		8,485,700	530,441
(1.805)/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805		16,442,700	695,526
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823		49,203,000	99,882
1.722/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	4,577,200	210,459
(1.722)/3 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	4,577,200	641,168
JPMorgan Chase Bank N.A.
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	10,069,900	173,328
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	10,069,900	1,516,394
Morgan Stanley & Co. International PLC
2.7225/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225		$9,654,800	10
2.715/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715		9,654,800	10
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664		21,087,000	14,128
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		3,620,600	62,962
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		3,620,600	65,135
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		8,725,000	311,919
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		8,725,000	368,195
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		3,620,600	440,410
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		3,620,600	449,932
(2.715)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715		9,654,800	1,138,687
(2.7225)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225		9,654,800	1,144,866
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		6,990,700	1,535,437
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		6,990,700	1,871,970
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		6,990,700	1,881,127
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		6,990,700	1,881,756
UBS AG
0.385/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	6,610,200	324,619
(0.385)/6 month EUR-EURIBOR-Reuters/Sep-34	Sep-24/0.385	EUR	6,610,200	326,671

60 Premier Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/20 (premiums $14,759,307) (Unaudited) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
UBS AG cont.
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	$9,843,400	$476,322
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	9,843,400	638,443
Total			$17,547,604

WRITTEN OPTIONS OUTSTANDING at 1/31/20 (premiums $680,405) (Unaudited)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Barclays Bank PLC
GBP/USD (Call)	Apr-20/$1.37	$14,094,984	GBP	10,673,975	$27,105
Citibank, N.A.
GBP/USD (Call)	Apr-20/1.37	14,094,984	GBP	10,673,975	29,853
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Feb-20/101.70	158,000,000		$158,000,000	14,220
Uniform Mortgage-Backed
Securities 30 yr 3.50% TBA
commitments (Call)	Feb-20/102.97	20,000,000		20,000,000	57,800
USD/JPY (Put)	Apr-20/JPY 104.00	47,212,650		47,212,650	122,517
UBS AG
GBP/USD (Call)	Apr-20/$1.37	14,094,984	GBP	10,673,975	29,853
USD/JPY (Put)	Apr-20/JPY 104.00	47,212,650		$47,212,650	110,950
Total					$392,298

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
1.304/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	4,782,000	$(774,972)	$792,764
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$56,560,700	(521,772)	643,661
1.053/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	2,528,950	(576,785)	379,031
(1.053)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	2,528,950	(576,785)	(148,314)
(1.304)/6 month EUR-EURIBOR-
Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	4,782,000	(387,486)	(203,654)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275		$56,560,700	(521,772)	(407,237)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	264,236,800	(133,657)	279,661
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	264,236,800	(133,657)	(123,736)

Premier Income Trust 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Citibank, N.A.
1.765/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		$53,025,600	$(710,543)	$564,192
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		2,064,000	(265,740)	197,628
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		2,064,000	(265,740)	(177,256)
(1.765)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765		53,025,600	(710,543)	(627,293)
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		39,592,500	362,271	36,425
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245		39,592,500	362,271	10,294
Goldman Sachs International
1.755/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		53,025,600	(713,194)	540,861
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		1,629,100	(205,674)	131,648
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		3,050,400	(279,722)	98,101
(1.4765)/3 month USD-LIBOR-BBA/
Feb-30 (Purchased)	Feb-20/1.4765		19,386,200	(131,342)	(24,427)
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727		3,050,400	(456,035)	(63,631)
(2.13)/3 month USD-LIBOR-BBA/
Dec-30 (Purchased)	Dec-20/2.13		10,338,900	(146,037)	(91,706)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		1,629,100	(205,674)	(126,174)
(1.755)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755		53,025,600	(713,194)	(625,172)
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		26,351,000	(3,742,633)	1,319,659
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		8,145,400	(1,137,301)	1,167,887
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	2,828,800	(361,757)	596,366
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		$2,064,000	(319,094)	215,750
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		3,549,600	(409,979)	163,459
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		3,439,600	(198,809)	139,304
1.33/3 month USD-LIBOR-BBA/
Oct-21 (Purchased)	Oct-20/1.33		65,770,900	(122,005)	19,731
1.692/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	(96,660)	12,464

62 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
(1.692)/6 month AUD-BBR-BBSW/
Jan-35 (Purchased)	Jan-25/1.692	AUD	3,098,200	$(96,660)	$(10,909)
(3.162)/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162		$26,351,000	(32,148)	(20,554)
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032		3,549,600	(409,979)	(75,677)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		2,064,000	(221,467)	(152,736)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		3,439,600	(357,718)	(179,341)
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	2,828,800	(361,757)	(257,257)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$8,145,400	(1,137,301)	(1,017,523)
3.229/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		26,351,000	289,070	97,235
1.333/3 month USD-LIBOR-BBA/
Jan-24 (Written)	Jan-23/1.333		9,536,800	42,916	3,147
2.975/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		26,351,000	2,635	2,372
(1.333)/3 month USD-LIBOR-BBA/
Jan-24 (Written)	Jan-23/1.333		9,536,800	42,916	(2,384)
(0.83)/3 month USD-LIBOR-BBA/
Oct-21 (Written)	Oct-20/0.83		65,770,900	36,174	(9,208)
(2.975)/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975		26,351,000	1,016,622	(329,651)
(3.229)/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229		26,351,000	2,990,839	(922,285)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		2,738,700	(312,486)	713,431
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		2,064,000	(222,086)	183,345
1.5775/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		40,819,600	(224,916)	89,803
(0.01)/6 month EUR-EURIBOR-
Reuters/Apr-30 (Purchased)	Apr-20/0.01	EUR	6,548,100	(61,619)	(9,949)
(1.719)/3 month USD-LIBOR-BBA/
Apr-50 (Purchased)	Apr-20/1.719		$3,128,500	(101,131)	(10,606)
(1.5775)/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775		40,819,600	(224,916)	(172,259)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		2,064,000	(316,205)	(206,297)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		2,738,700	(312,486)	(263,244)
2.39/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		18,392,400	968,360	492,732

Premier Income Trust 63

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Morgan Stanley & Co. International PLC cont.
1.529/3 month USD-LIBOR-BBA/
Apr-30 (Written)	Apr-20/1.529		$8,003,300	$99,314	$15,526
0.4285/6 month EUR-EURIBOR-
Reuters/Apr-50 (Written)	Apr-20/0.4285	EUR	2,255,500	60,820	9,406
(2.39)/3 month USD-LIBOR-BBA/
Jun-34 (Written)	Jun-24/2.39		$18,392,400	968,360	(650,171)
UBS AG
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		8,725,000	(239,327)	164,205
1.175/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	4,426,000	(402,344)	67,680
(0.762)/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	1,894,900	(174,759)	(3,103)
0.762/3 month GBP-LIBOR-BBA/
Aug-39 (Purchased)	Aug-29/0.762	GBP	1,894,900	(174,759)	(43,288)
(1.175)/3 month GBP-LIBOR-BBA/
Jan-40 (Purchased)	Jan-30/1.175	GBP	4,426,000	(402,344)	(61,777)
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125		$8,725,000	(638,016)	(159,493)
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		18,540,700	550,768	225,270
1.01/6 month EUR-EURIBOR-Reuters/
Jan-40 (Written)	Jan-30/1.01	EUR	5,311,200	374,242	72,039
(0.43)/6 month EUR-EURIBOR-
Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,762,700	141,313	38,688
0.43/6 month EUR-EURIBOR-Reuters/
Aug-39 (Written)	Aug-29/0.43	EUR	1,762,700	141,313	(8,621)
(1.01)/6 month EUR-EURIBOR-
Reuters/Jan-40 (Written)	Jan-30/1.01	EUR	5,311,200	374,242	(129,058)
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30		$18,540,700	148,217	(141,280)
Unrealized appreciation					9,483,765
Unrealized (depreciation)					(7,455,271)
Total					$2,028,494

TBA SALE COMMITMENTS OUTSTANDING at 1/31/20 (proceeds receivable $53,644,297) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 2/1/50	$50,000,000	2/12/20	$51,617,190
Uniform Mortgage-Backed Securities, 3.00%, 2/1/50	2,000,000	2/12/20	2,045,469
Total			$53,662,659

64 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$4,357,000	$1,671,916	$(149)	11/8/48	3 month USD-	3.312% —	$1,685,448
				LIBOR-BBA —	Semiannually
				Quarterly
26,351,000	3,617,729	(373)	1/3/29	3.065% —	3 month USD-	(3,640,410)
				Semiannually	LIBOR-BBA —
					Quarterly
14,545,700	2,040,136	(206)	3/4/29	3 month USD-	3.073% —	2,177,154
				LIBOR-BBA —	Semiannually
				Quarterly
21,080,800	3,185,794	(465,375)	12/3/29	3 month USD-	3.096% —	2,751,073
				LIBOR-BBA —	Semiannually
				Quarterly
2,258,100	56,807 E	(13)	2/2/24	3 month USD-	2.5725% —	56,794
				LIBOR-BBA —	Semiannually
				Quarterly
5,844,400	142,019 E	(33)	2/2/24	2.528% —	3 month USD-	(142,051)
				Semiannually	LIBOR-BBA —
					Quarterly
3,794,500	401,492	(50)	2/13/29	2.6785% —	3 month USD-	(432,912)
				Semiannually	LIBOR-BBA —
					Quarterly
12,234,100	457,017 E	(2,476)	12/2/23	3 month USD-	2.536% —	454,541
				LIBOR-BBA —	Semiannually
				Quarterly
4,229,500	106,199 E	(723)	2/2/24	3 month USD-	2.57% —	105,476
				LIBOR-BBA —	Semiannually
				Quarterly
1,191,046	149,797 E	(17)	3/5/30	3 month USD-	2.806% —	149,780
				LIBOR-BBA —	Semiannually
				Quarterly
3,175,800	352,041 E	(45)	3/16/30	2.647% —	3 month USD-	(352,086)
				Semiannually	LIBOR-BBA —
					Quarterly
2,450,500	556,607 E	(84)	3/28/52	2.67% —	3 month USD-	(556,690)
				Semiannually	LIBOR-BBA —
					Quarterly
7,620,100	152,783 E	(42)	2/2/24	3 month USD-	2.3075% —	152,741
				LIBOR-BBA —	Semiannually
				Quarterly
11,185,500	226,697 E	(62)	2/9/24	3 month USD-	2.32% —	226,634
				LIBOR-BBA —	Semiannually
				Quarterly
2,997,900	733,232 E	(102)	11/29/53	2.793% —	3 month USD-	(733,335)
				Semiannually	LIBOR-BBA —
					Quarterly
1,995,000	111,084 E	(44)	11/20/39	3 month USD-	2.55% —	111,039
				LIBOR-BBA —	Semiannually
				Quarterly

Premier Income Trust 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$7,072,400	$460,357 E	$(100)	12/7/30	2.184% —	3 month USD-	$(460,457)
				Semiannually	LIBOR-BBA —
					Quarterly
4,598,100	140,316 E	(52)	6/5/29	3 month USD-	2.2225% —	140,264
				LIBOR-BBA —	Semiannually
				Quarterly
384,600	53,892 E	(13)	6/22/52	2.3075% —	3 month USD-	(53,905)
				Semiannually	LIBOR-BBA —
					Quarterly
8,603,800	477,924 E	(122)	6/22/30	2.0625% —	3 month USD-	(478,046)
				Semiannually	LIBOR-BBA —
					Quarterly
2,293,600	106,558 E	(32)	7/6/30	1.9665% —	3 month USD-	(106,591)
				Semiannually	LIBOR-BBA —
					Quarterly
1,815,900	229,448 E	(62)	7/5/52	2.25% —	3 month USD-	(229,510)
				Semiannually	LIBOR-BBA —
					Quarterly
14,103,100	126,406 E	(79)	2/7/24	1.733% —	3 month USD-	(126,485)
				Semiannually	LIBOR-BBA —
					Quarterly
2,173,400	110,015 E	(31)	1/22/31	2.035% —	3 month USD-	(110,046)
				Semiannually	LIBOR-BBA —
					Quarterly
6,866,200	895,586 E	(234)	7/22/52	2.2685% —	3 month USD-	(895,820)
				Semiannually	LIBOR-BBA —
					Quarterly
3,015,900	144,769 E	(103)	8/8/52	1.9185% —	3 month USD-	(144,872)
				Semiannually	LIBOR-BBA —
					Quarterly
12,114,500	54,225	(114)	9/18/24	1.43125% —	3 month USD-	(89,647)
				Semiannually	LIBOR-BBA —
					Quarterly
12,114,500	50,820	(114)	9/18/24	1.425% —	3 month USD-	(85,963)
				Semiannually	LIBOR-BBA —
					Quarterly
3,082,800	64,628 E	(105)	9/12/52	1.626% —	3 month USD-	64,523
				Semiannually	LIBOR-BBA —
					Quarterly
53,025,600	396,207	(429)	9/30/24	1.50% —	3 month USD-	(568,680)
				Semiannually	LIBOR-BBA —
					Quarterly
53,025,600	472,776	(429)	10/1/24	1.53% —	3 month USD-	(659,264)
				Semiannually	LIBOR-BBA —
					Quarterly
10,182,000	150,144	(82)	12/13/24	1.6445% —	3 month USD-	(145,861)
				Semiannually	LIBOR-BBA —
					Quarterly

66 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$557,931,900	$2,747,257 E	$(475,697)	3/18/22	1.60% —	3 month USD-	$(3,222,953)
				Semiannually	LIBOR-BBA —
					Quarterly
13,814,300	1,063,038 E	(222,377)	3/18/50	3 month USD-	2.00% —	840,661
				LIBOR-BBA —	Semiannually
				Quarterly
103,777,100	2,764,933 E	779,476	3/18/30	3 month USD-	1.75% —	3,544,409
				LIBOR-BBA —	Semiannually
				Quarterly
9,017,000	301,916	(120)	12/17/29	1.8252% —	3 month USD-	(300,264)
				Semiannually	LIBOR-BBA —
					Quarterly
10,182,000	144,096	(82)	12/17/24	1.632% —	3 month USD-	(139,773)
				Semiannually	LIBOR-BBA —
					Quarterly
28,420,000	521,678 E	(188,437)	3/18/25	3 month USD-	1.70% —	333,240
				LIBOR-BBA —	Semiannually
				Quarterly
52,111,000	1,632,846 E	150,180	3/18/30	1.80% —	3 month USD-	(1,482,665)
				Semiannually	LIBOR-BBA —
					Quarterly
28,791,900	361,396 E	52,801	3/18/25	3 month USD-	1.58% —	414,196
				LIBOR-BBA —	Semiannually
				Quarterly
11,417,200	823,043 E	489,355	3/18/50	1.98% —	3 month USD-	(333,688)
				Semiannually	LIBOR-BBA —
					Quarterly
2,615,200	64,771 E	5,840	3/18/30	3 month USD-	1.73% —	70,610
				LIBOR-BBA —	Semiannually
				Quarterly
13,941,000	427,027	(185)	12/18/29	3 month USD-	1.7945% —	423,640
				LIBOR-BBA —	Semiannually
				Quarterly
10,182,000	167,993	(82)	12/18/24	1.6815% —	3 month USD-	(164,362)
				Semiannually	LIBOR-BBA —
					Quarterly
242,419,400	3,570,595 E	(696,412)	3/18/25	1.625% —	3 month USD-	(4,265,782)
				Semiannually	LIBOR-BBA —
					Quarterly
3,101,700	113,637 E	(44)	12/21/30	3 month USD-	1.88% —	113,593
				LIBOR-BBA —	Semiannually
				Quarterly
5,786,500	149,639	(77)	1/8/30	1.744% —	3 month USD-	(148,941)
				Semiannually	LIBOR-BBA —
					Quarterly
19,385,400	419,907	(41,613)	1/28/30	3 month USD-	1.698% —	377,170
				LIBOR-BBA —	Semiannually
				Quarterly

Premier Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$389,100	$25,553 E	$(13)	1/16/55	2.032% —	3 month USD-	$(25,567)
					Semiannually	LIBOR-BBA —
						Quarterly
	7,842,000	222,932	(2,611)	1/16/30	1.771% —	3 month USD-	(224,908)
					Semiannually	LIBOR-BBA —
						Quarterly
	14,439,500	384,611	(191)	1/31/30	1.7505% —	3 month USD-	(384,089)
					Semiannually	LIBOR-BBA —
						Quarterly
	11,345,300	299,527	(150)	1/31/30	1.748% —	3 month USD-	(299,118)
					Semiannually	LIBOR-BBA —
						Quarterly
	25,784,800	535,344	(41,598)	1/31/30	3 month USD-	1.688% —	492,474
					LIBOR-BBA —	Semiannually
					Quarterly
	126,560,010	2,837,475 E	(580,537)	3/18/27	3 month USD-	1.70% —	2,256,939
					LIBOR-BBA —	Semiannually
					Quarterly
	8,444,000	255,406	(112)	1/21/30	3 month USD-	1.79% —	254,799
					LIBOR-BBA —	Semiannually
					Quarterly
	23,888,000	116,215	(90)	1/21/22	1.646% —	3 month USD-	(113,949)
					Semiannually	LIBOR-BBA —
						Quarterly
	10,065,000	271,725	(133)	1/23/30	1.755% —	3 month USD-	(271,239)
					Semiannually	LIBOR-BBA —
						Quarterly
	183,000	9,728 E	(6)	1/24/55	3 month USD-	1.977% —	9,721
					LIBOR-BBA —	Semiannually
					Quarterly
	15,661,000	157,738 E	(176)	1/27/30	1.8315% —	3 month USD-	(157,914)
					Semiannually	LIBOR-BBA —
						Quarterly
	144,450,000	145,895 E	(82,280)	3/18/22	3 month USD-	1.40% —	63,615
					LIBOR-BBA —	Semiannually
					Quarterly
AUD	25,693,000	41,346	(66)	10/30/21	0.80% —	3 month AUD-	(41,327)
					Quarterly	BBR-BBSW —
						Quarterly
AUD	5,327,000	75,215	(48)	10/30/29	6 month AUD-	1.305% —	77,416
					BBR-BBSW —	Semiannually
					Semiannually
AUD	25,762,000	44,458	(66)	10/30/21	0.81% —	3 month AUD-	(44,448)
					Quarterly	BBR-BBSW —
						Quarterly
AUD	5,327,000	81,948	(48)	10/30/29	6 month AUD-	1.325% —	84,337
					BBR-BBSW —	Semiannually
					Semiannually

68 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	17,368,000	$335,228 E	$(125,417)	3/18/30	6 month AUD-	1.40% —	$209,810
					BBR-BBSW —	Semiannually
					Semiannually
AUD	25,240,000	163,094 E	(9,802)	3/18/25	6 month AUD-	1.00% —	153,292
					BBR-BBSW —	Semiannually
					Semiannually
AUD	177,000	1,069 E	(2)	1/30/35	1.692% —	6 month AUD-	(1,070)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	26,465,000	4,783 E	(67)	2/3/22	0.5875% —	3 month AUD-	(4,850)
					Quarterly	BBR-BBSW —
						Quarterly
AUD	26,324,000	4,229 E	(66)	2/3/22	0.585% —	3 month AUD-	(4,295)
					Quarterly	BBR-BBSW —
						Quarterly
CAD	48,165,000	72,608	(136)	8/15/21	3 month CAD-	1.61% —	(134,023)
					BA-CDOR —	Semiannually
					Semiannually
CAD	5,059,000	68,064	(50)	8/15/29	1.4925% —	3 month CAD-	76,560
					Semiannually	BA-CDOR —
						Semiannually
CAD	16,094,000	207	(114)	9/18/24	3 month CAD-	1.638% —	(16,298)
					BA-CDOR —	Semiannually
					Semiannually
CAD	16,094,000	4,560	(114)	9/18/24	3 month CAD-	1.63% —	(21,016)
					BA-CDOR —	Semiannually
					Semiannually
CAD	2,494,000	1,624	(25)	10/9/29	1.6875% —	3 month CAD-	3,404
					Semiannually	BA-CDOR —
						Semiannually
CAD	39,000	1,094 E	209	3/18/30	2.10% —	3 month CAD-	(885)
					Semiannually	BA-CDOR —
						Semiannually
CAD	81,601,000	1,116,171 E	(89,885)	3/18/25	3 month CAD-	2.00% —	1,026,288
					BA-CDOR —	Semiannually
					Semiannually
CHF	7,125,000	65,377	(59)	8/9/24	0.8475% plus	—	(67,329)
					6 month CHF-
					LIBOR-BBA —
					Semiannually
CHF	3,463,000	18,325	(28)	9/13/24	0.765% plus 6	—	(17,442)
					month CHF-
					LIBOR-BBA —
					Semiannually
CHF	13,007,000	162,223 E	120,672	3/18/25	—	0.40% plus 6	(41,551)
						month CHF-
						LIBOR-BBA —
						Semiannually

Premier Income Trust 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
CHF	2,678,000	$83,176 E	$45,148	3/18/30	—	0.10% plus 6	$(38,027)
						month CHF-
						LIBOR-BBA —
						Semiannually
CZK	215,585,000	345,898	(125)	3/19/29	1.948% —	6 month CZK-	(432,118)
					Annually	PRIBOR —
						Semiannually
CZK	508,186,000	165,250	(83)	8/9/21	6 month CZK-	1.6625% —	(222,046)
					PRIBOR —	Annually
					Semiannually
CZK	205,903,000	217,007	(72)	8/9/24	6 month CZK-	1.28% —	(256,699)
					PRIBOR —	Annually
					Semiannually
EUR	1,144,400	389,727 E	(44)	11/29/58	1.484% —	6 month EUR-	(389,771)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,556,300	522,375 E	(60)	2/19/50	6 month	1.354% —	522,315
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,719,000	527,112 E	(66)	3/11/50	1.267% —	6 month EUR-	(527,178)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,739,200	501,716 E	(66)	3/12/50	1.2115% —	6 month EUR-	(501,782)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	2,008,000	513,825 E	(77)	3/26/50	1.113% —	6 month EUR-	(513,902)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,798,800	531,669 E	(68)	11/29/58	6 month	1.343% —	531,600
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	2,077,000	490,712 E	(79)	2/19/50	1.051% —	6 month EUR-	(490,790)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,655,300	344,367 E	(63)	6/7/54	1.054% —	6 month EUR-	(344,430)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	1,510,500	283,787 E	(58)	2/19/50	0.9035% —	6 month EUR-	(283,845)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

70 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	904,900	$139,224 E	$(35)	2/21/50	0.80% —	6 month EUR-	$(139,258)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	3,288,600	80,903 E	(125)	8/8/54	0.49% —	6 month EUR-	(81,028)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	2,023,200	134,295 E	(76)	6/6/54	6 month	0.207% —	(134,372)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	2,735,100	87,701 E	(102)	2/19/50	0.233% —	6 month EUR-	87,598
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	10,688,000	50,176	(94)	10/11/24	—	0.4047 plus 6	50,451
						month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	32,494,000	931,965 E	303,731	3/18/30	0.20% —	6 month EUR-	(628,234)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	12,466,000	138,821 E	50,306	3/18/25	—	0.10% plus 6	(88,515)
						month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	11,076,900	960,146 E	(418)	2/19/50	6 month	0.595% —	959,728
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	12,495,000	127,601 E	(155)	1/27/30	6 month	0.352% —	127,446
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
GBP	33,242,000	523,680 E	(33,983)	3/18/25	6 month GBP-	0.90% —	489,697
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	3,021,000	146,477 E	(140,260)	3/18/30	6 month GBP-	1.10% —	6,217
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	14,531,000	78,883 E	(106)	1/10/24	6 month GBP-	0.855% —	78,777
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	14,671,000	105,525 E	(132)	1/10/26	0.965% —	6 month GBP-	(105,658)
					Semiannually	LIBOR-BBA —
						Semiannually

Premier Income Trust 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
GBP	27,377,000	$105,960 E	$(199)	1/13/24	6 month GBP-	0.795% —	$105,760
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	27,798,000	171,239 E	(251)	1/15/26	0.926% —	6 month GBP-	(171,491)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	110,098,700	89,545 E	(32)	8/29/43	0.7495% —	6 month JPY-	(89,577)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	1,645,000,000	112,647 E	(168)	1/16/30	6 month JPY-	0.245% —	112,479
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	845,000,000	128,846 E	(150)	1/16/40	0.565% —	6 month JPY-	(128,996)
					Semiannually	LIBOR-BBA —
						Semiannually
NOK	133,879,000	29,576	(127)	7/1/24	1.735% —	6 month NOK-	(156,037)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	70,225,000	71,607	(109)	7/1/29	6 month NOK-	1.82% —	141,647
					NIBOR-NIBR —	Annually
					Semiannually
NOK	154,527,000	229,154 E	66,130	3/18/25	1.95% —	6 month NOK-	(163,024)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	121,921,000	343,244 E	12,285	3/18/30	2.00% —	6 month NOK-	(330,960)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	161,105,000	32,281 E	(68)	1/21/22	1.805% —	3 month NOK-	(32,349)
					Annually	NIBOR-NIBR —
						Quarterly
NOK	326,422,000	66,896 E	(136)	1/25/22	1.8075% —	3 month NOK-	(67,032)
					Annually	NIBOR-NIBR —
						Quarterly
NOK	195,299,000	24,375 E	(81)	1/28/22	1.73% —	3 month NOK-	(24,457)
					Annually	NIBOR-NIBR —
						Quarterly
NZD	32,992,000	7,635	(81)	8/7/21	3 month NZD-	1.15% —	69,467
					BBR-FRA —	Semiannually
					Quarterly
NZD	11,700,000	69,889	(62)	12/13/24	3 month NZD-	1.3625% —	71,022
					BBR-FRA —	Semiannually
					Quarterly
NZD	11,700,000	79,645	(62)	12/17/24	3 month NZD-	1.39% —	80,659
					BBR-FRA —	Semiannually
					Quarterly
NZD	31,019,000	216,447 E	(59,538)	3/18/25	1.40% —	3 month NZD-	(275,985)
					Semiannually	BBR-FRA —
						Quarterly

72 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NZD	16,645,000	$317,820 E	$(47,045)	3/18/30	1.75% —	3 month NZD-	$(364,864)
					Semiannually	BBR-FRA —
						Quarterly
NZD	11,700,000	68,747	(62)	12/18/24	3 month NZD-	1.36% —	69,401
					BBR-FRA —	Semiannually
					Quarterly
NZD	27,728,000	1,346 E	(67)	2/4/22	3 month NZD-	1.0475% —	1,279
					BBR-FRA —	Semiannually
					Quarterly
NZD	27,518,000	28 E	(67)	2/4/22	3 month NZD-	1.04% —	(39)
					BBR-FRA —	Semiannually
					Quarterly
SEK	358,234,000	229,597 E	2,405	3/18/25	0.35% —	3 month SEK-	(227,191)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	101,941,000	220,636 E	33,977	3/18/30	0.65% —	3 month SEK-	(186,660)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	164,965,000	12,149 E	(65)	1/21/22	3 month SEK-	0.24% —	12,084
					STIBOR-SIDE —	Annually
					Quarterly
SEK	329,930,000	26,800 E	(130)	1/25/22	3 month SEK-	0.2475% —	26,670
					STIBOR-SIDE —	Annually
					Quarterly
SEK	201,216,000	12,144 E	(79)	1/28/22	3 month SEK-	0.2275% —	12,065
					STIBOR-SIDE —	Annually
					Quarterly
Total			$(1,203,322)				$(6,880,689)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$983,427	$985,165	$—	1/12/40	4.00% (1 month	Synthetic MBX	$2,776
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
166,746	167,040	—	1/12/40	4.00% (1 month	Synthetic MBX	471
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
117,793	118,001	—	1/12/40	4.00% (1 month	Synthetic MBX	332
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Premier Income Trust 73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$766,639	$768,646	$—	1/12/40	4.50% (1 month	Synthetic MBX	$2,985
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,527,038	12,571,803	—	1/12/41	5.00% (1 month	Synthetic MBX	63,289
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,477,104	1,480,696	—	1/12/40	5.00% (1 month	Synthetic MBX	5,780
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
196,339	196,907	—	1/12/41	5.00% (1 month	Synthetic MBX Index	863
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
441,519	442,557	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(1,861)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,564,124	7,592,374	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(43,334)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
129,037	124,254	—	1/12/43	3.50% (1 month	Synthetic TRS	(3,525)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
82,346	79,482	—	1/12/42	4.00% (1 month	Synthetic TRS	(1,974)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
427,842	408,894	—	1/12/41	(4.00%) 1 month	Synthetic TRS	14,228
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
306,013	300,248	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,994
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
113,196	111,486	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(372)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
86,416	85,111	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(284)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

74 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$68,142	$67,113	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$(224)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
83,090	82,575	—	1/12/39	6.00% (1 month	Synthetic TRS	451
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
171,296	170,514	—	1/12/38	6.50% (1 month	Synthetic TRS	1,203
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
24,580	24,468	—	1/12/38	6.50% (1 month	Synthetic TRS	173
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,571	11,519	—	1/12/38	6.50% (1 month	Synthetic TRS	81
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
1,677,635	1,683,630	—	1/12/41	5.00% (1 month	Synthetic MBX	8,476
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
737,320	739,955	—	1/12/41	5.00% (1 month	Synthetic MBX	3,725
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
256,259	257,174	—	1/12/41	5.00% (1 month	Synthetic MBX	1,295
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
559,212	561,210	—	1/12/41	5.00% (1 month	Synthetic MBX	2,825
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
192,929	190,015	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(634)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
556,351	558,429	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,187)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Premier Income Trust 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$204,775	$192,821	$—	1/12/45	3.50% (1 month	Synthetic TRS	$(9,828)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
151,884	146,254	—	1/12/43	3.50% (1 month	Synthetic TRS	(4,149)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
76,492	73,231	—	1/12/44	3.50% (1 month	Synthetic TRS	(2,494)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
41,855	40,303	—	1/12/43	3.50% (1 month	Synthetic TRS	(1,143)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
23,943	23,056	—	1/12/43	3.50% (1 month	Synthetic TRS	(654)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,718	8,346	—	1/12/44	3.50% (1 month	Synthetic TRS	(284)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
572,754	546,766	—	1/12/45	4.00% (1 month	Synthetic TRS	(19,639)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
205,385	196,066	—	1/12/45	4.00% (1 month	Synthetic TRS	(7,042)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
109,950	105,081	—	1/12/41	4.00% (1 month	Synthetic TRS	(3,656)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,812	8,422	—	1/12/41	4.00% (1 month	Synthetic TRS	(293)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
382,980	366,019	—	1/12/41	(4.00%) 1 month	Synthetic TRS	12,736
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
187,350	183,821	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,221
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

76 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$205,630	$201,756	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$1,340
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
180,661	177,932	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(593)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
Deutsche Bank AG
556,351	558,429	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,187)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
22,838	22,924	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(131)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
60,920	61,148	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(349)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
132,384	132,878	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(758)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
248,411	249,339	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,423)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
298,065	299,178	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,707)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
352,393	353,709	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,019)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
482,774	484,577	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,765)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
286,469	277,105	—	1/12/44	(3.00%) 1 month	Synthetic TRS	6,666
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Premier Income Trust 77

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$369,664	$353,905	$—	1/12/44	3.50% (1 month	Synthetic TRS	$(12,055)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
292,821	280,337	—	1/12/44	3.50% (1 month	Synthetic TRS	(9,549)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
154,531	147,943	—	1/12/44	3.50% (1 month	Synthetic TRS	(5,039)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
260,024	250,385	—	1/12/43	(3.50%) 1 month	Synthetic TRS	7,103
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
713,941	681,547	—	1/12/45	4.00% (1 month	Synthetic TRS	(24,480)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
465,052	448,876	—	1/12/42	4.00% (1 month	Synthetic TRS	(11,147)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
402,462	388,463	—	1/12/42	4.00% (1 month	Synthetic TRS	(9,647)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
204,314	197,208	—	1/12/42	4.00% (1 month	Synthetic TRS	(4,897)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
204,314	197,208	—	1/12/42	4.00% (1 month	Synthetic TRS	(4,897)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
203,808	194,560	—	1/12/45	4.00% (1 month	Synthetic TRS	(6,988)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
122,385	119,006	—	1/12/40	4.00% (1 month	Synthetic TRS	(2,020)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
675,466	645,551	—	1/12/41	(4.00%) 1 month	Synthetic TRS	22,463
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

78 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$293,309	$287,784	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$1,912
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
121,261	120,510	—	1/12/39	6.00% (1 month	Synthetic TRS	658
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
117,133	116,408	—	1/12/39	6.00% (1 month	Synthetic TRS	636
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
58,570	58,207	—	1/12/39	6.00% (1 month	Synthetic TRS	318
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
58,215	57,854	—	1/12/39	6.00% (1 month	Synthetic TRS	316
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,755	8,701	—	1/12/39	6.00% (1 month	Synthetic TRS	48
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
53,890	53,644	—	1/12/38	6.50% (1 month	Synthetic TRS	379
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,877	3,859	—	1/12/38	6.50% (1 month	Synthetic TRS	27
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
591,580	565,380	—	1/12/41	4.00% (1 month	Synthetic TRS	(19,673)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
343,240	328,039	—	1/12/41	4.00% (1 month	Synthetic TRS	(11,414)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
318,607	304,497	—	1/12/41	4.00% (1 month	Synthetic TRS	(10,595)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Premier Income Trust 79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N.A. cont.
$114,099	$109,046	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(3,794)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
293,309	287,784	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,912
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
417,826	411,515	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	1,373
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
86,695	83,481	—	1/12/43	(3.50%) 1 month	Synthetic TRS	2,368
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
902,225	863,761	—	1/12/44	(3.50%) 1 month	Synthetic TRS	29,422
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
341,331	326,971	—	1/12/44	4.00% (1 month	Synthetic TRS	(10,637)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,358,489	1,311,237	—	1/12/42	(4.00%) 1 month	Synthetic TRS	32,562
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		234,407
Upfront premium (paid)		—		Unrealized (depreciation)		(264,341)
Total		$—		Total		$(29,934)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited)
Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	11,045,000	$1,267,696	$(264)	8/15/37	1.7138% — At	Eurostat Eurozone	$1,267,429
					maturity	HICP excluding
tobacco — At
maturity
EUR	4,375,000	513,677	—	7/15/37	1.71% — At	Eurostat Eurozone	513,677
					maturity	HICP excluding
tobacco — At
maturity

80 Premier Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	4,375,000	$165,490	$ —	7/15/27	(1.40%) — At	Eurostat Eurozone	$(165,490)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	14,401,000	382,404	(169)	9/15/23	(1.4375%) — At	Eurostat Eurozone	(382,573)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	14,401,000	385,630	(169)	9/15/23	(1.44125%) — At	Eurostat Eurozone	(385,799)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	14,401,000	386,700	(170)	9/15/23	(1.4425%) — At	Eurostat Eurozone	(386,870)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	14,401,000	387,786	(170)	9/15/23	(1.44375%) — At	Eurostat Eurozone	(387,956)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	11,045,000	424,823	(142)	8/15/27	(1.4275%) — At	Eurostat Eurozone	(424,966)
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	8,846,000	634,940	(189)	12/15/28	3.665% — At	GBP Non-revised UK	634,751
					maturity	Retail Price Index —
						At maturity
GBP	6,900,000	208,242	(160)	3/15/28	3.4025% — At	GBP Non-revised UK	208,083
					maturity	Retail Price Index —
						At maturity
GBP	9,908,000	193,047	(234)	3/15/28	3.34% — At	GBP Non-revised UK	192,814
					maturity	Retail Price Index —
						At maturity
GBP	9,486,000	146,394	(124)	11/15/24	3.385% — At	GBP Non-revised UK	146,271
					maturity	Retail Price Index —
						At maturity
GBP	5,308,000	121,210	(124)	2/15/28	3.34% — At	GBP Non-revised UK	121,086
					maturity	Retail Price Index —
						At maturity
GBP	4,743,000	71,801	(62)	11/15/24	3.381% — At	GBP Non-revised UK	71,739
					maturity	Retail Price Index —
						At maturity
GBP	2,477,000	68,384	(58)	3/15/28	3.3875% — At	GBP Non-revised UK	68,327
					maturity	Retail Price Index —
						At maturity
GBP	4,743,000	62,468	—	12/15/24	3.42% — At	GBP Non-revised UK	62,468
					maturity	Retail Price Index —
						At maturity

Premier Income Trust 81

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/20 (Unaudited) cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
GBP	2,661,000	$847,207	$(140)	7/15/49	(3.4425%) — At	GBP Non-revised UK	$(847,347)
					maturity	Retail Price Index —
						At maturity
	$6,825,000	2,976	(69)	11/29/24	(1.703%) — At	USA Non Revised	2,907
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	13,649,000	464	(138)	11/21/24	(1.71%) — At	USA Non Revised	(602)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	6,825,000	22,195	(69)	12/10/24	(1.7625%) — At	USA Non Revised	(22,264)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
Total			$(2,451)				$285,685

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/20 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$9,980	$146,000	$9,110	5/11/63	300 bp —	$954
Index						Monthly
CMBX NA BBB–.6	BBB–/P	19,586	325,000	20,280	5/11/63	300 bp —	(505)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,127	650,000	40,560	5/11/63	300 bp —	(53)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,247	671,000	41,870	5/11/63	300 bp —	(3,232)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB–/P	1,470	7,000	979	5/11/63	500 bp —	498
Index						Monthly
CMBX NA BB.6	BB–/P	19,866	163,000	22,787	5/11/63	500 bp —	(2,763)
Index						Monthly
CMBX NA BB.6	BB–/P	50,350	265,000	37,047	5/11/63	500 bp —	13,561
Index						Monthly
CMBX NA BB.6	BB–/P	82,680	416,000	58,157	5/11/63	500 bp —	24,928
Index						Monthly
CMBX NA BB.6	BB–/P	166,139	675,000	94,365	5/11/63	500 bp —	72,430
Index						Monthly
CMBX NA BB.6	BB–/P	149,573	924,000	129,175	5/11/63	500 bp —	21,296
Index						Monthly
CMBX NA BB.6	BB–/P	175,851	928,000	129,734	5/11/63	500 bp —	47,018
Index						Monthly

82 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.7	BB/P	$11,367	$125,000	$6,813	1/17/47	500 bp —	$4,676
Index						Monthly
CMBX NA BB.7	BB/P	14,637	287,000	15,642	1/17/47	500 bp —	(885)
Index						Monthly
CMBX NA BB.7	BB/P	41,933	302,000	16,459	1/17/47	500 bp —	25,768
Index						Monthly
CMBX NA BB.7	BB/P	22,139	587,000	31,992	1/17/47	500 bp —	(9,282)
Index						Monthly
CMBX NA BB.7	BB/P	81,233	632,000	34,444	1/17/47	500 bp —	47,403
Index						Monthly
CMBX NA BB.7	BB/P	105,809	876,000	47,742	1/17/47	500 bp —	58,918
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,002	39,000	2,434	5/11/63	300 bp —	591
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,617	40,000	2,496	5/11/63	300 bp —	1,145
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,274	50,000	3,120	5/11/63	300 bp —	1,183
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,411	60,000	3,744	5/11/63	300 bp —	1,702
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,419	61,000	3,806	5/11/63	300 bp —	1,648
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,904	89,000	5,554	5/11/63	300 bp —	2,402
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,390	172,000	10,733	5/11/63	300 bp —	(243)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,584	191,000	11,918	5/11/63	300 bp —	6,777
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,608	194,000	12,106	5/11/63	300 bp —	(2,385)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,700	194,000	12,106	5/11/63	300 bp —	(2,292)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,399	203,000	12,667	5/11/63	300 bp —	4,850
Index						Monthly
CMBX NA BBB–.6	BBB–/P	19,078	210,000	13,104	5/11/63	300 bp —	6,097
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,628	222,000	13,853	5/11/63	300 bp —	3,905
Index						Monthly
CMBX NA BBB–.6	BBB–/P	29,875	292,000	18,221	5/11/63	300 bp —	11,824
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,693	304,000	18,970	5/11/63	300 bp —	8,901
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,597	323,000	20,155	5/11/63	300 bp —	7,631
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,939	363,000	22,651	5/11/63	300 bp —	14,500
Index						Monthly

Premier Income Trust 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.6	BBB–/P	$72,785	$798,000	$49,795	5/11/63	300 bp —	$23,456
Index						Monthly
CMBX NA BBB–.6	BBB–/P	74,081	810,000	50,544	5/11/63	300 bp —	24,010
Index						Monthly
CMBX NA BBB–.6	BBB–/P	118,399	1,266,000	78,998	5/11/63	300 bp —	40,139
Index						Monthly
CMBX NA BBB–.6	BBB–/P	116,159	1,283,000	80,059	5/11/63	300 bp —	36,848
Index						Monthly
CMBX NA BBB–.6	BBB–/P	69,343	1,362,000	84,989	5/11/63	300 bp —	(14,851)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	399,658	4,221,000	263,390	5/11/63	300 bp —	138,730
Index						Monthly
Credit Suisse International
CMBX NA BB.7	BB/P	63,938	478,000	26,051	1/17/47	500 bp —	38,351
Index						Monthly
CMBX NA BBB–.6	BBB–/P	108,504	982,000	61,277	5/11/63	300 bp —	47,800
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,482	2,276,000	142,022	5/11/63	300 bp —	110,787
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,334,309	24,843,000	1,550,203	5/11/63	300 bp —	798,598
Index						Monthly
CMBX NA BBB–.7	BBB–/P	27,745	351,000	1,264	1/17/47	300 bp —	26,686
Index						Monthly
CMBX NA BBB–.7	BBB–/P	143,170	2,180,000	7,848	1/17/47	300 bp —	136,594
Index						Monthly
CMBX NA BBB–.7	BBB–/P	551,479	7,461,000	26,860	1/17/47	300 bp —	528,971
Index						Monthly
Goldman Sachs International
CMBX NA BB.6	BB–/P	25,015	209,000	29,218	5/11/63	500 bp —	(4,000)
Index						Monthly
CMBX NA BB.6	BB–/P	39,738	340,000	47,532	5/11/63	500 bp —	(7,464)
Index						Monthly
CMBX NA BB.6	BB–/P	78,625	680,000	95,064	5/11/63	500 bp —	(15,778)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	657	13,000	811	5/11/63	300 bp —	(147)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,630	88,000	5,491	5/11/63	300 bp —	9,190
Index						Monthly
CMBX NA BBB–.6	BBB–/P	20,235	183,000	11,419	5/11/63	300 bp —	8,923
Index						Monthly
CMBX NA BBB–.6	BBB–/P	25,594	188,000	11,731	5/11/63	300 bp —	13,972
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,360	192,000	11,981	5/11/63	300 bp —	(2,509)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,361	203,000	12,667	5/11/63	300 bp —	8,813
Index						Monthly

84 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$17,848	$206,000	$12,854	5/11/63	300 bp —	$5,114
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,541	223,000	13,915	5/11/63	300 bp —	10,756
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,962	227,000	14,165	5/11/63	300 bp —	3,930
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,421	245,000	15,288	5/11/63	300 bp —	12,276
Index						Monthly
CMBX NA BBB–.6	BBB–/P	29,178	261,000	16,286	5/11/63	300 bp —	13,044
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,938	269,000	16,786	5/11/63	300 bp —	(2,691)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,979	296,000	18,470	5/11/63	300 bp —	6,681
Index						Monthly
CMBX NA BBB–.6	BBB–/P	39,813	327,000	20,405	5/11/63	300 bp —	19,599
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,186	355,000	22,152	5/11/63	300 bp —	(3,759)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	58,232	389,000	24,274	5/11/63	300 bp —	34,185
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,641	392,000	24,461	5/11/63	300 bp —	33,409
Index						Monthly
CMBX NA BBB–.6	BBB–/P	44,904	403,000	25,147	5/11/63	300 bp —	19,992
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,559	417,000	26,021	5/11/63	300 bp —	8,782
Index						Monthly
CMBX NA BBB–.6	BBB–/P	45,228	418,000	26,083	5/11/63	300 bp —	19,389
Index						Monthly
CMBX NA BBB–.6	BBB–/P	45,403	418,000	26,083	5/11/63	300 bp —	19,564
Index						Monthly
CMBX NA BBB–.6	BBB–/P	35,949	426,000	26,582	5/11/63	300 bp —	9,615
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,107	443,000	27,643	5/11/63	300 bp —	(4,278)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,553	462,000	28,829	5/11/63	300 bp —	22,994
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,553	462,000	28,829	5/11/63	300 bp —	22,994
Index						Monthly
CMBX NA BBB–.6	BBB–/P	73,722	531,000	33,134	5/11/63	300 bp —	40,897
Index						Monthly
CMBX NA BBB–.6	BBB–/P	48,875	566,000	35,318	5/11/63	300 bp —	13,886
Index						Monthly
CMBX NA BBB–.6	BBB–/P	86,808	576,000	35,942	5/11/63	300 bp —	51,202
Index						Monthly
CMBX NA BBB–.6	BBB–/P	59,933	597,000	37,253	5/11/63	300 bp —	23,029
Index						Monthly

Premier Income Trust 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$31,646	$638,000	$39,811	5/11/63	300 bp —	$(7,793)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	76,544	707,000	44,117	5/11/63	300 bp —	32,839
Index						Monthly
CMBX NA BBB–.6	BBB–/P	69,759	928,000	57,907	5/11/63	300 bp —	12,393
Index						Monthly
CMBX NA BBB–.6	BBB–/P	134,739	961,000	59,966	5/11/63	300 bp —	75,333
Index						Monthly
CMBX NA BBB–.6	BBB–/P	118,398	1,074,000	67,018	5/11/63	300 bp —	52,007
Index						Monthly
CMBX NA BBB–.6	BBB–/P	124,607	1,193,000	74,443	5/11/63	300 bp —	50,860
Index						Monthly
CMBX NA BBB–.6	BBB–/P	184,707	1,551,000	96,782	5/11/63	300 bp —	88,829
Index						Monthly
CMBX NA BBB–.6	BBB–/P	93,617	1,935,000	120,744	5/11/63	300 bp —	(25,999)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	320,704	2,144,000	133,786	5/11/63	300 bp —	188,169
Index						Monthly
CMBX NA BBB–.7	BBB–/P	46,909	673,000	2,423	1/17/47	300 bp —	44,878
Index						Monthly
CMBX NA BBB–.7	BBB–/P	107,990	1,461,000	5,260	1/17/47	300 bp —	103,582
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB–/P	79,440	375,000	52,425	5/11/63	500 bp —	27,379
Index						Monthly
CMBX NA BB.6	BB–/P	86,142	407,000	56,899	5/11/63	500 bp —	29,639
Index						Monthly
CMBX NA BB.10	BB–/P	50,149	625,000	40,938	5/11/63	500 bp —	9,819
Index						Monthly
CMBX NA BB.6	BB–/P	51,792	346,000	48,371	5/11/63	500 bp —	3,757
Index						Monthly
CMBX NA BB.6	BB–/P	109,255	519,000	72,556	5/11/63	500 bp —	37,203
Index						Monthly
CMBX NA BB.7	BB/P	26,181	504,000	27,468	1/17/47	500 bp —	(1,077)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,292	37,000	2,309	5/11/63	300 bp —	1,005
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,225	42,000	2,621	5/11/63	300 bp —	1,628
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,613	67,000	4,181	5/11/63	300 bp —	2,471
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,147	115,000	7,176	5/11/63	300 bp —	38
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,709	138,000	8,611	5/11/63	300 bp —	178
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,167	162,000	10,109	5/11/63	300 bp —	6,153
Index						Monthly

86 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$22,052	$221,000	$13,790	5/11/63	300 bp —	$8,391
Index						Monthly
CMBX NA BBB–.6	BBB–/P	27,693	304,000	18,970	5/11/63	300 bp —	8,901
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,010	312,000	19,469	5/11/63	300 bp —	10,723
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,480,289	41,425,000	2,584,920	5/11/63	300 bp —	2,919,543
Index						Monthly
Merrill Lynch International
CMBX NA BB.6	BB–/P	75,142	672,000	93,946	5/11/63	500 bp —	(18,150)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	35,738	395,000	24,648	5/11/63	300 bp —	11,320
Index						Monthly
CMBX NA BBB–.6	BBB–/P	35,163	461,000	28,766	5/11/63	300 bp —	6,665
Index						Monthly
CMBX NA BBB–.6	BBB–/P	329,304	3,688,000	230,131	5/11/63	300 bp —	101,324
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	32,411	230,000	14,352	5/11/63	300 bp —	18,193
Index						Monthly
CMBX NA BBB–.6	BBB–/P	86,440	584,000	36,442	5/11/63	300 bp —	50,339
Index						Monthly
CMBX NA BBB–.6	BBB–/P	86,313	584,000	36,442	5/11/63	300 bp —	50,212
Index						Monthly
CMBX NA BBB–.6	BBB–/P	85,231	585,000	36,504	5/11/63	300 bp —	49,068
Index						Monthly
CMBX NA BBB–.6	BBB–/P	172,880	1,168,000	72,883	5/11/63	300 bp —	100,678
Index						Monthly
CMBX NA BBB–.6	BBB–/P	173,042	1,168,000	72,883	5/11/63	300 bp —	100,840
Index						Monthly
CMBX NA BBB–.6	BBB–/P	171,233	1,171,000	73,070	5/11/63	300 bp —	98,846
Index						Monthly
CMBX NA BBB–.6	BBB–/P	208,733	1,509,000	94,162	5/11/63	300 bp —	115,451
Index						Monthly
CMBX NA BBB–.6	BBB–/P	258,148	1,753,000	109,387	5/11/63	300 bp —	149,783
Index						Monthly
CMBX NA BBB–.6	BBB–/P	255,855	1,756,000	109,574	5/11/63	300 bp —	147,305
Index						Monthly
CMBX NA BBB–.6	BBB–/P	344,982	2,337,000	145,829	5/11/63	300 bp —	200,516
Index						Monthly
CMBX NA A.6	A/P	61	6,000	56	5/11/63	200 bp —	119
Index						Monthly
CMBX NA BB.6	BB–/P	8,315	46,000	6,431	5/11/63	500 bp —	1,928
Index						Monthly
CMBX NA BB.6	BB–/P	22,611	186,000	26,003	5/11/63	500 bp —	(3,211)
Index						Monthly

Premier Income Trust 87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6	BB–/P	$101,667	$414,000	$57,877	5/11/63	500 bp —	$44,192
Index						Monthly
CMBX NA BB.6	BB–/P	204,028	828,000	115,754	5/11/63	500 bp —	89,079
Index						Monthly
CMBX NA BBB–.6	BBB–/P	620	5,000	312	5/11/63	300 bp —	311
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,175	11,000	686	5/11/63	300 bp —	496
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,117	20,000	1,248	5/11/63	300 bp —	880
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,029	25,000	1,560	5/11/63	300 bp —	1,484
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,605	38,000	2,371	5/11/63	300 bp —	2,256
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,923	50,000	3,120	5/11/63	300 bp —	2,832
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,211	94,000	5,866	5/11/63	300 bp —	6,400
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,936	104,000	6,490	5/11/63	300 bp —	3,507
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,353	109,000	6,802	5/11/63	300 bp —	6,615
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,740	118,000	7,363	5/11/63	300 bp —	10,445
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,993	119,000	7,426	5/11/63	300 bp —	(363)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,054	141,000	8,798	5/11/63	300 bp —	9,338
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,684	164,000	10,234	5/11/63	300 bp —	8,546
Index						Monthly
CMBX NA BBB–.6	BBB–/P	19,950	170,000	10,608	5/11/63	300 bp —	9,442
Index						Monthly
CMBX NA BBB–.6	BBB–/P	19,918	204,000	12,730	5/11/63	300 bp —	7,307
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,251	206,000	12,854	5/11/63	300 bp —	11,517
Index						Monthly
CMBX NA BBB–.6	BBB–/P	25,446	215,000	13,416	5/11/63	300 bp —	12,156
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,553	216,000	13,478	5/11/63	300 bp —	200
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,997	218,000	13,603	5/11/63	300 bp —	11,521
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,104	270,000	16,848	5/11/63	300 bp —	7,413
Index						Monthly
CMBX NA BBB–.6	BBB–/P	49,325	291,000	18,158	5/11/63	300 bp —	31,336
Index						Monthly

88 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 1/31/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$27,490	$323,000	$20,155	5/11/63	300 bp —	$7,523
Index						Monthly
CMBX NA BBB–.6	BBB–/P	25,251	330,000	20,592	5/11/63	300 bp —	4,852
Index						Monthly
CMBX NA BBB–.6	BBB–/P	48,789	348,000	21,715	5/11/63	300 bp —	27,277
Index						Monthly
CMBX NA BBB–.6	BBB–/P	64,507	433,000	27,019	5/11/63	300 bp —	37,740
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,997	449,000	28,018	5/11/63	300 bp —	14,241
Index						Monthly
CMBX NA BBB–.6	BBB–/P	61,333	542,000	33,821	5/11/63	300 bp —	27,828
Index						Monthly
CMBX NA BBB–.6	BBB–/P	76,220	629,000	39,250	5/11/63	300 bp —	37,337
Index						Monthly
CMBX NA BBB–.6	BBB–/P	131,387	1,239,000	77,314	5/11/63	300 bp —	54,796
Index						Monthly
Upfront premium received		17,581,736	Unrealized appreciation				8,180,984
Upfront premium (paid)		—	Unrealized (depreciation)				(133,710)
Total		$17,581,736	Total				$8,047,274

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/20 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(56)	$6,000	$56	5/11/63	(200 bp) —	$(114)
					Monthly
CMBX NA BB.10 Index	(30,474)	292,000	19,126	11/17/59	(500 bp) —	(11,632)
					Monthly
CMBX NA BB.10 Index	(26,425)	241,000	15,786	11/17/59	(500 bp) —	(10,874)
					Monthly
CMBX NA BB.11 Index	(113,495)	876,000	46,165	11/18/54	(500 bp) —	(68,181)
					Monthly
CMBX NA BB.11 Index	(28,279)	300,000	15,810	11/18/54	(500 bp) —	(12,760)
					Monthly
CMBX NA BB.11 Index	(20,651)	286,000	15,072	11/18/54	(500 bp) —	(5,857)
					Monthly
CMBX NA BB.11 Index	(9,895)	194,000	10,224	11/18/54	(500 bp) —	140
					Monthly

Premier Income Trust 89

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.11 Index	$(10,064)	$194,000	$10,224	11/18/54	(500 bp) —	$(29)
					Monthly
CMBX NA BB.11 Index	(10,655)	155,000	8,169	11/18/54	(500 bp) —	(2,638)
					Monthly
CMBX NA BB.6 Index	(17,710)	154,000	21,529	5/11/63	(500 bp) —	3,669
					Monthly
CMBX NA BB.8 Index	(17,507)	141,000	16,709	10/17/57	(500 bp) —	(936)
					Monthly
CMBX NA BB.9 Index	(451,690)	4,376,000	189,043	9/17/58	(500 bp) —	(266,901)
					Monthly
CMBX NA BB.9 Index	(39,744)	616,000	26,611	9/17/58	(500 bp) —	(13,732)
					Monthly
CMBX NA BB.9 Index	(23,664)	587,000	25,358	9/17/58	(500 bp) —	1,124
					Monthly
CMBX NA BB.9 Index	(16,453)	255,000	11,016	9/17/58	(500 bp) —	(5,684)
					Monthly
CMBX NA BB.9 Index	(7,301)	186,000	8,035	9/17/58	(500 bp) —	657
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(80,855)	606,000	39,693	11/17/59	(500 bp) —	(41,751)
					Monthly
CMBX NA BB.10 Index	(71,945)	605,000	39,628	11/17/59	(500 bp) —	(32,906)
					Monthly
CMBX NA BB.10 Index	(39,651)	319,000	20,895	11/17/59	(500 bp) —	(19,067)
					Monthly
CMBX NA BB.7 Index	(21,534)	1,220,000	170,556	5/11/63	(500 bp) —	147,836
					Monthly
CMBX NA BB.7 Index	(54,048)	293,000	15,969	1/17/47	(500 bp) —	(38,365)
					Monthly
CMBX NA BB.9 Index	(286,506)	2,858,000	123,466	9/17/58	(500 bp) —	(165,819)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(13,197)	129,000	18,034	5/11/63	(500 bp) —	4,712
					Monthly
CMBX NA BB.7 Index	(71,729)	474,000	25,833	1/17/47	(500 bp) —	(46,357)
					Monthly
CMBX NA BB.6 Index	(27,101)	219,000	30,616	5/11/63	(500 bp) —	3,302
					Monthly
CMBX NA BB.7 Index	(84,052)	513,000	27,959	1/17/47	(500 bp) —	(56,592)
					Monthly
CMBX NA BB.7 Index	(57,666)	284,000	15,478	1/17/47	(500 bp) —	(42,464)
					Monthly
CMBX NA BB.7 Index	(31,785)	188,000	10,246	1/17/47	(500 bp) —	(21,722)
					Monthly
CMBX NA BB.7 Index	(31,765)	174,000	9,483	1/17/47	(500 bp) —	(22,451)
					Monthly

90 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.9 Index	$(5,864)	$151,000	$6,523	9/17/58	(500 bp) —	$575
					Monthly
CMBX NA BB.9 Index	(18,626)	117,000	5,054	9/17/58	(500 bp) —	(13,685)
					Monthly
CMBX NA BB.9 Index	(8,847)	56,000	2,419	9/17/58	(500 bp) —	(6,482)
					Monthly
CMBX NA BB.9 Index	(8,945)	56,000	2,419	9/17/58	(500 bp) —	(6,580)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.11 Index	(29,791)	437,000	23,030	11/18/54	(500 bp) —	(7,186)
					Monthly
CMBX NA BB.11 Index	(19,838)	291,000	15,336	11/18/54	(500 bp) —	(4,785)
					Monthly
CMBX NA BB.11 Index	(9,466)	187,000	9,855	11/18/54	(500 bp) —	207
					Monthly
CMBX NA BB.12 Index	(56,992)	625,000	38,813	8/17/61	(500 bp) —	(18,787)
					Monthly
CMBX NA BB.6 Index	(84,642)	602,000	84,160	5/11/63	(500 bp) —	(1,068)
					Monthly
CMBX NA BB.6 Index	(863)	6,000	839	5/11/63	(500 bp) —	(30)
					Monthly
CMBX NA BB.7 Index	(532,899)	4,211,000	229,500	1/17/47	(500 bp) —	(307,489)
					Monthly
CMBX NA BB.9 Index	(18,424)	435,000	18,792	9/17/58	(500 bp) —	(55)
					Monthly
CMBX NA BB.9 Index	(20,526)	356,000	15,379	9/17/58	(500 bp) —	(5,493)
					Monthly
CMBX NA BB.9 Index	(39,347)	278,000	12,010	9/17/58	(500 bp) —	(27,608)
					Monthly
CMBX NA BB.9 Index	(26,674)	169,000	7,301	9/17/58	(500 bp) —	(19,538)
					Monthly
CMBX NA BB.9 Index	(19,207)	136,000	5,875	9/17/58	(500 bp) —	(13,464)
					Monthly
CMBX NA BB.9 Index	(13,261)	85,000	3,672	9/17/58	(500 bp) —	(9,672)
					Monthly
CMBX NA BB.9 Index	(1,840)	12,000	518	9/17/58	(500 bp) —	(1,333)
					Monthly
CMBX NA BBB–.6 Index	(38,446)	620,000	38,688	5/11/63	(300 bp) —	35
					Monthly
CMBX NA BBB–.7 Index	(138,115)	3,640,000	13,104	1/17/47	(300 bp) —	(127,134)
					Monthly
CMBX NA BBB–.7 Index	(35,762)	756,000	2,722	1/17/47	(300 bp) —	(33,481)
					Monthly
CMBX NA BBB–.7 Index	(11,036)	304,000	1,094	1/17/47	(300 bp) —	(10,118)
					Monthly

Premier Income Trust 91

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BB.10 Index	$(33,229)	$584,000	$38,252	11/17/59	(500 bp) —	$4,455
					Monthly
CMBX NA BB.11 Index	(29,644)	553,000	29,143	11/18/54	(500 bp) —	(1,039)
					Monthly
CMBX NA BB.9 Index	(130,818)	3,358,000	145,066	9/17/58	(500 bp) —	10,983
					Monthly
CMBX NA BBB–.7 Index	(75,310)	919,000	3,308	1/17/47	(300 bp) —	(72,538)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(34,235)	336,000	1,210	1/17/47	(300 bp) —	(33,221)
					Monthly
CMBX NA BB.10 Index	(30,624)	292,000	19,126	11/17/59	(500 bp) —	(11,782)
					Monthly
CMBX NA BB.11 Index	(5,908)	62,000	3,267	11/18/54	(500 bp) —	(2,701)
					Monthly
CMBX NA BB.12 Index	(23,594)	330,000	20,493	8/17/61	(500 bp) —	(3,422)
					Monthly
CMBX NA BB.12 Index	(16,575)	227,000	14,097	8/17/61	(500 bp) —	(2,699)
					Monthly
CMBX NA BB.12 Index	(5,718)	70,000	4,347	9/17/58	(500 bp) —	(1,439)
					Monthly
CMBX NA BB.7 Index	(75,213)	374,000	20,383	1/17/47	(500 bp) —	(55,194)
					Monthly
CMBX NA BB.7 Index	(57,259)	306,000	16,677	1/17/47	(500 bp) —	(40,880)
					Monthly
CMBX NA BB.7 Index	(36,252)	188,000	10,246	1/17/47	(500 bp) —	(26,189)
					Monthly
CMBX NA BB.7 Index	(8,476)	42,000	2,289	1/17/47	(500 bp) —	(6,228)
					Monthly
CMBX NA BB.9 Index	(17,813)	293,000	12,658	9/17/58	(500 bp) —	(5,441)
					Monthly
CMBX NA BB.9 Index	(18,021)	293,000	12,658	9/17/58	(500 bp) —	(5,648)
					Monthly
CMBX NA BB.9 Index	(11,738)	292,000	12,614	9/17/58	(500 bp) —	795
					Monthly
CMBX NA BB.9 Index	(16,927)	275,000	11,880	9/17/58	(500 bp) —	(5,314)
					Monthly
CMBX NA BB.9 Index	(19,384)	258,000	11,146	9/17/58	(500 bp) —	(8,489)
					Monthly
CMBX NA BB.9 Index	(11,499)	232,000	10,022	9/17/58	(500 bp) —	(1,702)
					Monthly
CMBX NA BB.9 Index	(29,533)	205,000	8,856	9/17/58	(500 bp) —	(20,876)
					Monthly
CMBX NA BB.9 Index	(10,746)	199,000	8,597	9/17/58	(500 bp) —	(2,342)
					Monthly
CMBX NA BB.9 Index	(22,495)	169,000	7,301	9/17/58	(500 bp) —	(15,359)
					Monthly

92 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 1/31/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(22,550)	$166,000	$7,171	9/17/58	(500 bp) —	$(15,540)
					Monthly
CMBX NA BB.9 Index	(22,012)	161,000	6,955	9/17/58	(500 bp) —	(15,214)
					Monthly
CMBX NA BB.9 Index	(24,292)	161,000	6,955	9/17/58	(500 bp) —	(17,494)
					Monthly
CMBX NA BB.9 Index	(17,446)	116,000	5,011	9/17/58	(500 bp) —	(12,547)
					Monthly
CMBX NA BB.9 Index	(9,056)	103,000	4,450	9/17/58	(500 bp) —	(4,706)
					Monthly
CMBX NA BB.9 Index	(15,719)	101,000	4,363	9/17/58	(500 bp) —	(11,454)
					Monthly
CMBX NA BB.9 Index	(8,125)	95,000	4,104	9/17/58	(500 bp) —	(4,113)
					Monthly
CMBX NA BB.9 Index	(11,806)	78,000	3,370	9/17/58	(500 bp) —	(8,513)
					Monthly
CMBX NA BB.9 Index	(11,806)	78,000	3,370	9/17/58	(500 bp) —	(8,513)
					Monthly
CMBX NA BBB–.7 Index	(30,222)	476,000	1,714	1/17/47	(300 bp) —	(28,786)
					Monthly
Upfront premium received	—	Unrealized appreciation				178,490
Upfront premium (paid)	(3,729,353)	Unrealized (depreciation)				(1,950,203)
Total	$(3,729,353)	Total				$(1,771,713)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Premier Income Trust 93

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Capital goods	$2,514	$—	$—
Consumer cyclicals	363,807	51,130	—
Energy	—	410	8,747
Health care	6,538	—	—
Utilities and power	—	21,073	—
Total common stocks	372,859	72,613	8,747

Asset-backed securities	—	9,841,284	—
Convertible bonds and notes	—	21,653,603	—
Convertible preferred stocks	—	—	6,400
Corporate bonds and notes	—	143,081,094	313
Foreign government and agency bonds and notes	—	67,207,766	—
Mortgage-backed securities	—	237,144,470	—
Preferred stocks	—	433,462	—
Purchased options outstanding	—	1,534,565	—
Purchased swap options outstanding	—	19,521,218	—
Senior loans	—	18,401,237	—
U.S. government and agency mortgage obligations	—	300,524,000	—
U.S. treasury obligations	—	261,227	—
Short-term investments	38,117,973	24,091,088	—
Totals by level	$38,490,832	$843,767,627	$15,460

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$124,714	$—
Futures contracts	(77,256)	—	—
Written options outstanding	—	(392,298)	—
Written swap options outstanding	—	(17,547,604)	—
Forward premium swap option contracts	—	2,028,494	—
TBA sale commitments	—	(53,662,659)	—
Interest rate swap contracts	—	(5,677,367)	—
Total return swap contracts	—	258,202	—
Credit default contracts	—	(7,576,822)	—
Totals by level	$(77,256)	$(82,445,340)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

94 Premier Income Trust

Statement of assets and liabilities 1/31/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $841,044,737)	$845,863,946
Affiliated issuers (identified cost $36,409,973) (Notes 1 and 5)	36,409,973
Cash	29,384
Foreign currency (cost $4,388) (Note 1)	4,416
Dividends, interest and other receivables	6,421,211
Receivable for investments sold	2,394,968
Receivable for sales of TBA securities (Note 1)	53,752,571
Receivable for variation margin on futures contracts (Note 1)	30,000
Receivable for variation margin on centrally cleared swap contracts (Note 1)	21,428,033
Unrealized appreciation on forward premium swap option contracts (Note 1)	9,483,765
Unrealized appreciation on forward currency contracts (Note 1)	1,046,603
Unrealized appreciation on OTC swap contracts (Note 1)	8,593,881
Premium paid on OTC swap contracts (Note 1)	3,729,353
Total assets	989,188,104

LIABILITIES
Payable for investments purchased	4,425,188
Payable for purchases of TBA securities (Note 1)	288,866,977
Payable for compensation of Manager (Note 2)	1,034,661
Payable for custodian fees (Note 2)	155,392
Payable for investor servicing fees (Note 2)	47,002
Payable for Trustee compensation and expenses (Note 2)	231,486
Payable for administrative services (Note 2)	5,377
Payable for variation margin on futures contracts (Note 1)	301,963
Payable for variation margin on centrally cleared swap contracts (Note 1)	22,806,069
Distributions payable to shareholders	3,620,978
Unrealized depreciation on OTC swap contracts (Note 1)	2,348,254
Premium received on OTC swap contracts (Note 1)	17,581,736
Unrealized depreciation on forward currency contracts (Note 1)	921,889
Unrealized depreciation on forward premium swap option contracts (Note 1)	7,455,271
Written options outstanding, at value (premiums $15,439,712) (Note 1)	17,939,902
TBA sale commitments, at value (proceeds receivable $53,644,297) (Note 1)	53,662,659
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	5,782,041
Other accrued expenses	188,770
Total liabilities	427,375,615

Net assets	$561,812,489

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$697,616,865
Total distributable earnings (Note 1)	(135,804,376)
Total — Representing net assets applicable to capital shares outstanding	$561,812,489

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($561,812,489 divided by 103,456,503 shares)	$5.43

The accompanying notes are an integral part of these financial statements.

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Statement of operations Six months ended 1/31/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $325,936 from investments in affiliated issuers) (Note 5)	$16,071,312
Dividends	16,882
Total investment income	16,088,194

EXPENSES
Compensation of Manager (Note 2)	2,093,909
Investor servicing fees (Note 2)	139,917
Custodian fees (Note 2)	67,637
Trustee compensation and expenses (Note 2)	5,705
Administrative services (Note 2)	8,940
Other	240,640
Total expenses	2,556,748
Expense reduction (Note 2)	(1,389)
Net expenses	2,555,359

Net investment income	13,532,835

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	6,196,619
Foreign currency transactions (Note 1)	(110,819)
Forward currency contracts (Note 1)	(1,272,013)
Futures contracts (Note 1)	609,910
Swap contracts (Note 1)	17,618,495
Written options (Note 1)	(4,384,529)
Total net realized gain	18,657,663
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(1,009,021)
Assets and liabilities in foreign currencies	11,650
Forward currency contracts	120,535
Futures contracts	81,263
Swap contracts	(10,705,670)
Written options	274,352
Total change in net unrealized depreciation	(11,226,891)

Net gain on investments	7,430,772

Net increase in net assets resulting from operations	$20,963,607

The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 1/31/20*	Year ended 7/31/19
Operations
Net investment income	$13,532,835	$27,864,407
Net realized gain (loss) on investments
and foreign currency transactions	18,657,663	(19,355,944)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(11,226,891)	13,634,374
Net increase in net assets resulting from operations	20,963,607	22,142,837
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(21,711,520)	(40,044,270)
Increase (decrease) from capital share transactions (Note 4)	496,197	(16,176,164)
Total decrease in net assets	(251,716)	(34,077,597)

NET ASSETS
Beginning of period	562,064,205	596,141,802
End of period	$561,812,489	$562,064,205

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	103,365,372	106,664,383
Shares issued in connection with reinvestment
of distributions	91,131	—
Shares repurchased (Note 4)	—	(3,299,011)
Shares outstanding at end of period	103,456,503	103,365,372

* Unaudited.

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months			Year ended
	ended**
	1/31/20	7/31/19	7/31/18	7/31/17	7/31/16	7/31/15
Net asset value, beginning of period	$5.44	$5.59	$5.56	$5.28	$5.72	$6.20
Investment operations:
Net investment income [a]	.13	.27	.31	.28	.31	.28
Net realized and unrealized
gain (loss) on investments	.07	(.05)	.03	.30	(.48)	(.49)
Total from investment operations	.20	.22	.34	.58	(.17)	(.21)
Less distributions:
From net investment income	(.21)	(.38)	(.31)	(.31)	(.31)	(.31)
From return of capital	—	—	—	—	—	—
Total distributions	(.21)	(.38)	(.31)	(.31)	(.31)	(.31)
Increase from shares repurchased	—	.01	— [e]	.01	.04	.04
Net asset value, end of period	$5.43	$5.44	$5.59	$5.56	$5.28	$5.72
Market price, end of period	$5.46	$5.32	$5.25	$5.39	$4.72	$5.10
Total return at market price (%) [b]	6.69*	9.18	3.26	21.30	(1.31)	(1.14)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$561,812	$562,064	$596,142	$596,641	$577,236	$669,894
Ratio of expenses to average
net assets (%) [c]	.46*	.93	.92	.92	.91	.87
Ratio of net investment income
to average net assets (%)	2.42*	4.94	5.53	5.20	5.75	4.74
Portfolio turnover (%) [d]	469*	854	785	1,055	808	654

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Notes to financial statements 1/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2019 through January 31, 2020.

Putnam Premier Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected

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by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market

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prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

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Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk and for gaining exposure to specific sectors.

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In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

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TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $8,253,469 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,537,566 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At July 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

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	Loss carryover
Short-term	Long-term	Total
$89,953,634	$37,442,017	$127,395,651

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $819,974,138, resulting in gross unrealized appreciation and depreciation of $63,841,772 and $84,064,587, respectively, or net unrealized depreciation of $20,222,815.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund uses targeted distribution rates, whose principal source of the distribution is ordinary income. However, the balance of the distribution, if any, comes first from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates.   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,
	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,
	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,
	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and
	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.374% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Premier Income Trust 105

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,389 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $385, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,553,721,451	$3,565,390,792
U.S. government securities (Long-term)	—	—
Total	$3,553,721,451	$3,565,390,792

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Shares repurchased

In September 2019, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 356 day period ending September 30, 2020 (based on shares outstanding as of October 9, 2019). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2019 (based on shares outstanding as of October 9, 2018). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund did not repurchase any of its outstanding common shares.

106 Premier Income Trust

For the previous fiscal year, the fund repurchased 3,299,011 common shares for an aggregate purchase price of $16,176,164, which reflected a weighted-average discount from net asset value per share of 8.25%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 3,645 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $19,792 based on net asset value.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/19	cost	proceeds	income	of 1/31/20
Short-term investments
Putnam Short Term
Investment Fund*	$42,110,406	$90,697,253	$96,397,686	$325,936	$36,409,973
Total Short-term
investments	$42,110,406	$90,697,253	$96,397,686	$325,936	$36,409,973

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Premier Income Trust 107

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$205,100,000
Purchased currency option contracts (contract amount)	$117,700,000
Purchased swap option contracts (contract amount)	$1,404,300,000
Written TBA commitment option contracts (contract amount)	$248,000,000
Written currency option contracts (contract amount)	$107,000,000
Written swap option contracts (contract amount)	$835,800,000
Futures contracts (number of contracts)	1,000
Forward currency contracts (contract amount)	$282,300,000
OTC interest rate swap contracts (notional)	$—*
Centrally cleared interest rate swap contracts (notional)	$2,543,600,000
OTC total return swap contracts (notional)	$46,000,000
Centrally cleared total return swap contracts (notional)	$104,800,000
OTC credit default contracts (notional)	$191,000,000
Centrally cleared credit default contracts (notional)	$12,100,000

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Credit contracts	Receivables	$1,957,756	Unrealized depreciation	$9,534,578
Foreign exchange
contracts	Investments, Receivables	1,639,666	Payables	1,242,167
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	57,295,658*	Unrealized depreciation	57,920,489 *
Total		$60,893,080		$68,697,234

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

108 Premier Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$585,660	$585,660
Foreign exchange contracts	(208,689)	—	(1,272,013)	—	$(1,480,702)
Interest rate contracts	(525,896)	609,910	—	17,032,835	$17,116,849
Total	$(734,585)	$609,910	$(1,272,013)	$17,618,495	$16,221,807

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$3,580,580	$3,580,580
Foreign exchange contracts	90,855	—	120,535	—	$211,390
Interest rate contracts	3,184,218	81,263	—	(14,286,250)	$(11,020,769)
Total	$3,275,073	$81,263	$120,535	$(10,705,670)	$(7,228,799)

Premier Income Trust 109

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$21,133,012	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$21,133,012
OTC Total return swap
contracts*#	—	94,626	—	13,496	—	18,122	—	40,526	—	1,912	65,725	—	—	—	—	—	—	—	234,407
Centrally cleared total return
swap contracts§	—	—	295,021	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	295,021
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	58	—	—	—	—	—	58
OTC Credit default contracts —
protection purchased*#	—	—	—	—	430,373	404,467	—	151,833	—	—	510,130	210,862	250,033	—	—	—	—	—	1,957,698
Futures contracts§	—	—	—	—	—	—	—	—	—	—	30,000	—	—	—	—	—	—	—	30,000
Forward currency contracts#	187,452	123,463	—	12,463	—	—	—	123,104	41,920	28,672	—	—	—	53,446	282,647	36,637	151,747	5,052	1,046,603
Forward premium swap
option contracts#	1,815,456	279,661	—	808,539	—	—	—	770,610	—	3,737,374	—	—	1,504,243	—	—	—	567,882	—	9,483,765
Purchased swap options**#	2,640,231	—	—	1,232,096	—	—	—	1,149,052	—	1,879,934	—	—	11,671,674	—	—	—	948,231	—	19,521,218
Purchased options**#	—	61,050	—	64,470	—	—	—	1,081	—	1,149,167	—	—	—	—	—	—	258,797	—	1,534,565
Total Assets	$4,643,139	$558,800	$21,428,033	$2,131,064	$430,373	$422,589	$—	$2,236,206	$41,920	$6,797,059	$605,855	$210,862	$13,426,008	$53,446	$282,647	$36,637	$1,926,657	$5,052	$55,236,347
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	22,670,411	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	22,670,411
OTC Total return swap
contracts*#	—	51,574	—	—	—	53,596	3,187	99,871	—	45,476	10,637	—	—	—	—	—	—	—	264,341
Centrally cleared total return
swap contracts§	—	—	135,658	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	135,658
OTC Credit default
contracts — protection sold*#	110,776	—	—	—	1,407,456	1,792,840	—	1,469,460	—	—	2,943,405	374,188	1,436,395	—	—	—	—	—	9,534,520
OTC Credit default contracts —
protection purchased*#	—	—	—	—	58	—	—	—	—	—	—	—	—	—	—	—	—	—	58
Futures contracts§	—	—	—	—	—	—	—	—	—	—	301,963	—	—	—	—	—	—	—	301,963
Forward currency contracts#	210,173	8,598	—	2,814	—	20,634	—	280,806	35,244	108,668	—	—	—	35,077	118,273	2,157	84,807	14,638	921,889
Forward premium swap
option contracts#	759,205	123,736	—	804,549	—	—	—	931,110	—	2,977,525	—	—	1,312,526	—	—	—	546,620	—	7,455,271
Written swap options#	—	—	—	1,973,774	—	—	—	951,509	—	1,689,722	—	—	11,166,544	—	—	—	1,766,055	—	17,547,604
Written options#	—	27,105	—	29,853	—	—	—	—	—	194,537	—	—	—	—	—	—	140,803	—	392,298
Total Liabilities	$1,080,154	$211,013	$22,806,069	$2,810,990	$1,407,514	$1,867,070	$3,187	$3,732,756	$35,244	$5,015,928	$3,256,005	$374,188	$13,915,465	$35,077	$118,273	$2,157	$2,538,285	$14,638	$59,224,013

110 Premier Income Trust	Premier Income Trust 111

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total Financial and
Derivative Net Assets	$3,562,985	$347,787	$(1,378,036)	$(679,926)	$(977,141)	$(1,444,481)	$(3,187)	$(1,496,550)	$6,676	$1,781,131	$(2,650,150)	$(163,326)	$(489,457)	$18,369	$164,374	$34,480	$(611,628)	$(9,586)	$(3,987,666)
Total collateral received
(pledged)†##	$3,510,972	$301,842	$—	$(679,926)	$(973,600)	$(1,444,481)	$—	$(1,494,853)	$—	$1,405,000	$(2,440,826)	$(143,582)	$(489,457)	$15,804	$164,374	$—	$(611,628)	$—
Net amount	$52,013	$45,945	$(1,378,036)	$—	$(3,541)	$—	$(3,187)	$(1,697)	$6,676	$376,131	$(209,324)	$(19,744)	$—	$2,565	$—	$34,480	$—	$(9,586)
Controlled collateral
received (including TBA
commitments)**	$3,510,972	$301,842	$—	$—	$—	$—	$—	$—	$—	$1,405,000	$303,000	$—	$—	$15,804	$245,423	$—	$—	$—	$5,782,041
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$(793,627)	$(973,600)	$(1,460,337)	$—	$(1,494,853)	$—	$—	$(2,440,826)	$(143,582)	$(528,063)	$—	$—	$—	$(702,678)	$—	$(8,537,566)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $112,796 and $8,910,411, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017 -08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310 -20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

112 Premier Income Trust	Premier Income Trust 113

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
International Growth Fund	Short-Term Municipal Income Fund
Small Cap Growth Fund	Tax Exempt Income Fund
Sustainable Future Fund	Tax-Free High Yield Fund
Sustainable Leaders Fund
State tax-free income funds‡:
Value	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Small Cap Value Fund

114 Premier Income Trust

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Premier Income Trust 115

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

116 Premier Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Principal Accounting Officer,
	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

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PERMIT NO. 600

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SA708 320187 3/20

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) During the period, Albert Chan was added as a Portfolio Manger of the fund.

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report.

Portfolio managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	2002	Putnam Management 1994-Present	Chief Investment Officer, Fixed Income, Previously, Co-Head Fixed Income
Michael Atkin	2007	Putnam Management 1997-Present	Portfolio Manager
Albert Chan	2020	Putnam Management 2002-Present	Portfolio Manager, Previously, Analyst
Robert Davis	2017	Putnam Management 1999-Present	Portfolio Manager, Previously, Analyst
Brett Kozlowski	2017	Putnam Management 2008-Present	Portfolio Manager
Michael Salm	2011	Putnam Management 1997-Present	Co-Head of Fixed Income

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Managers managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

William Kohli	15*	$7,924,800,000	17	$4,359,700,000	17**	$10,836,000,000
Michael Salm	32***	$31,979,900,000	35	$11,978,600,000	28**	$5,196,100,000
Michael Atkin	5	$4,913,000,000	5	$2,704,600,000	8**	$1,344,800,000
Paul Scanlon	22***	$10,644,900,000	26	$9,359,400,000	26	$12,946,000,000
Brett Kozlowski	23****	$12,407,100,000	22	$6,723,600,000	16	$3,478,200,000
Robert Davis	13*****	$5,179,200,000	10	$2,708,200,000	14**	$1,104,000,000
Albert Chan	8******	$3,004,300,000	11	$1,589,300,000	5	$570,200,000

*	3 accounts, with total assets of $2,139,000,000, pay an advisory fee based on account performance.

**	1 account, with total assets of $524,700,000 pay an advisory fee based on account performance.

***	2 accounts, with total assets of $851,900,000 pay an advisory fee based on account performance.

****	2 accounts, with total assets of $1,563,300,000 pay an advisory fee based on account performance

*****	1 account, with total assets of $276,300,000 pay an advisory fee based on account performance

******	1 account, with total assets of $1,862,800,000 pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam's goal for our products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last fiscal year and current period end, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

William Kohli	2020				*
	2019							*
Michael Atkin	2020	*
	2019	*
Robert Davis	2020				*
	2019				*
Brett Kozlowski	2020	*
	2019	*
Michael Salm	2020						*
	2019						*
Paul Scanlon	2020	*
	2019	*

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 — August 31, 2019	—	—	—	7,367,427
September 1 — September 30, 2019	—	—	—	7,367,427
October 1 — October 9, 2019	—	—	—	7,367,427
October 10 — October 31, 2019	—	—	—	7,367,427
November 1 — November 30, 2019	—	—	—	7,367,427
December 1 — December 31, 2019	—	—	—	7,367,427
January 1 — January	—	—	—	7,367,427

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2018, which was in effect between October 10, 2018 and October 9, 2019, allowed the fund to repurchase up to 10,725,432 of its shares. The program renewed by the Board in September 2019, which is in effect between October 10, 2019 and September 30, 2020, allows the fund to repurchase up to 10,666,438 of its shares.
**	Information prior to October 10, 2019 is based on the total number of shares eligible for repurchase under the program, as amended through September 2018. Information from October 10, 2019 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2019.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 6, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 6, 2020